                                                                    EXHIBIT 10.3

                             GENOMICA CORPORATION
                              FOUNDERS AGREEMENT

     THIS AGREEMENT is made as of the   22  th day of March, 1996, by and among
Genomica Corporation, a Delaware corporation, (the "Corporation"), Steven Cozza ("Founder") and the persons (the "Purchasers") named in Schedule I to a certain Series A Convertible Preferred Stock Purchase Agreement of the Corporation dated the date hereof (the "Purchase Agreement").

                                    RECITALS
                                    --------

     The Corporation is engaged in the highly competitive business of researching, developing, manufacturing and marketing computer software for the biotechnology industry on an international basis. Founder and the Corporation recognize and affirm that success or failure in this highly technical and highly competitive business is dependent on the ability of the Corporation to (1) develop and protect proprietary technology which will give the Corporation a competitive advantage in the marketplace; (2) incorporate this technology into products which themselves will or may become proprietary; and (3) develop and utilize processes which may be proprietary to accomplish (1) and (2) above.

     In order to achieve the above objectives, the Corporation has expended and will continue to expend substantial time, effort and financial resources. These activities include research, the attraction and training of key employees, and establishing relationships with necessary resources outside the Corporation. If information regarding the Corporation's research, processes or products were to fall into the hands of a competitor of the Corporation, it could be used in a manner which would cause serious and irreparable financial and business damage to the Corporation. For this reason, all information related to the Corporation's technology, research, products, and business strategies is considered to be confidential information which is proprietary to the Corporation.

     In addition, the Purchasers intend to invest in the Corporation pursuant to the Purchase Agreement based on the foregoing assumptions and such investment is contingent upon the execution and delivery of this Agreement by the Corporation and Founder.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above representations and understandings, and the promises and mutual agreements set forth below, the parties agree, effective on the date of the Agreement, to the following terms and conditions:

     1. Services. Founder agrees to serve the Corporation as reasonably directed by its Board of Directors or its designee, consistent with the scope of expertise and other employment obligations of Founder. Such services may include participation in the Corporation as a director, officer, scientific advisor, consultant, contractor and/or, with the agreement of Founder, an employee. In all such cases, the terms and conditions of this Agreement will continue to be binding.

     2. Founder's Stock. Founder has purchased from the Corporation an aggregate of 30,000 shares of Common Stock (the "Shares") at a per-share purchase price of $.001 (the "Original Purchase Price") as more specifically set forth on Schedule 1 hereto. Founder's Shares shall be subject to a number of restrictions as set forth in this Agreement. Certain of the restrictions with respect to Founder's Shares may terminate under various conditions pursuant hereto in consideration for Founder's service to the Corporation as described herein.

     3.  [INTENTIONALLY OMITTED]

     4. Disclosure and Assignment of Technology to Corporation. Concurrently with the execution of this Agreement, Founder is executing and delivering a Nondisclosure Agreement substantially in the form set forth as Exhibit A hereto (the "Nondisclosure Agreement").

     5.  [INTENTIONALLY OMITTED]

     6. Remedies in the Event of Breach. The Corporation, the Purchasers and Founder understand and agree that any breach or threatened breach by the Corporation or Founder of any of the provisions hereof cannot be remedied solely by the recovery of damages, and in the event of any such breach or threatened breach, the Corporation or the Purchasers, as the case may be, shall be entitled to injunctive relief, restraining Founder, and any business, firm, corporation, individual or other entity participating in such breach or attempted breach from engaging in any activity which would constitute a breach. The Corporation, the Purchasers and Founder further agree that any dispute arising under the terms of this Agreement shall be decided in accordance with the rules then in effect of the American Arbitration Association, and any arbitration award may be entered in a court of competent jurisdiction and enforced as a judgment thereof.
Nothing herein, however, shall be construed as (i) prohibiting the Corporation, the Purchasers or Founder from pursuing, in conjunction with an injunction or otherwise, any other remedies available in equity or at law for any such breach or threatened breach, including the recovery of damages; or (ii) limiting the Corporation's remedy against Founder as set forth in Section 13 below.

     7. Transferability. The Corporation and Founder agree (i) that Unvested Shares (as defined below) may not be sold, pledged or otherwise transferred ("Transferred") without the consent of the Board of Directors in its sole discretion

(except pursuant to Section 9 below); and (ii) Vested Shares (as defined below) may be Transferred only in accordance with the provisions set forth herein and only if the transferee of such Vested Shares agrees in writing to be bound by the provisions of Sections 9, 10, 11, 13 and 14 hereof. Any Founder's Shares Transferred not in accordance with the preceding sentence shall be void, ab initio.

     8.  Founder's Stock.  Founder's Shares shall be affected as follows:

     (A) In the event (i) Founder dies; (ii) of a breach by Founder of any of the terms of the Consulting Agreement or the Common Stock Acquisition Agreement by which Founder purchased the Founder's Shares; or (iii) the Consulting Agreement shall have been terminated by the Corporation for Due Cause (as such term is defined in the Consulting Agreement) or if Dr. Marr voluntarily terminates the Consulting Agreement (any such case, a "Discontinuation Event"), certain of Founder's Shares, defined below as "Unvested Shares," shall be repurchased and paid for in full by the Corporation at the Original Purchase Price within 30 days of such Discontinuation Event. Unvested Shares shall be those Founder's Shares which have not yet vested according to the schedule set forth in Schedule 1 hereto. Notwithstanding the preceding sentence, in the event the Corporation's Board of Directors approves a sale or merger (other than a merger with or into a wholly-owned subsidiary of the Corporation or a merger in which the Corporation is the surviving entity) of the Corporation or an initial public offering of the Corporation's stock (any of which events is defined herein as a "Triggering Transaction"), Founder will be notified of such Board action. Any of Founder's then Unvested Shares will become Vested Shares (as defined below) simultaneously with the consummation of the Triggering Transaction. Upon the occurrence of a Discontinuation Event, all of Founder's Unvested Shares shall forever remain Unvested Shares.

     (B) Upon the occurrence of a Discontinuation Event, Founder's Shares which are vested pursuant to Schedule 1 hereto ("Vested Shares") may be repurchased by the Corporation, solely at the option of the Corporation (the "Corporation Option"), at Fair Market Value (as defined below). The Corporation agrees to give Founder (or his estate) notice of its intent to exercise the Corporation Option within ninety (90) days of the date of such Discontinuation Event and to pay for those shares for which it exercises such Corporation Option as follows:
3/24ths of the total price within 90 days of the date of the Discontinuation Event, with the balance to be paid in equal monthly installments over the next succeeding twenty-one months.

     (C) Termination For Cause. Prior to the Corporation's initial public offering, in the event of a Discontinuation Event with respect to Founder occurring as a result of an event set forth in clauses (ii) or (iii) of Section 8(A) above, then with respect to any of Founder's Shares not repurchased by the Corporation pursuant to Sections 8(A) or 8(B) above, Founder shall, in all matters put forth to a vote of the holders of Common Stock (i) cause such Founder's Shares to be represented at any meeting of the stockholders of the Corporation and (ii) vote such shares in the same proportion and in the same manner as all other Common Stock is voted.

     (D) Fair Market Value. For the purposes of Section 8(B), Fair Market Value shall be that value as determined in good faith by the Board of Directors. Any Founder (or his estate) may request an appraisal by written notice of objection delivered not later than fifteen (15) days after receipt of such Fair Market Value determination by the Board of Directors. If an appraisal is demanded, the Corporation shall select an appraiser reasonably acceptable to Founder (or his estate) to appraise Founder's Vested Shares, and the repurchase price payable upon the Corporation's exercise of the Corporation Option shall be the higher of such appraisal and such Fair Market Value determination by the Board of Directors. If such appraisal results in a valuation more than 10% higher than the Fair Market Value determination by the Board of Directors, then all expenses of such appraisal shall be paid by the Corporation; otherwise, all expenses of such appraisal shall be paid by Founder (or his estate).

     9. Approved Sale of Corporation. (A) If the Corporation's Board of Directors has adopted a resolution of the Board of Directors approving the sale of the Corporation to any person (such person, the "Acquiring Entity"), whether by merger, consolidation, sale of all or substantially all of the Corporation's assets or sale of all of the outstanding capital stock (such sale, an "Approved Sale"), Founder and each Purchaser will consent to, vote for and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of stock, Founder and each Purchaser hereby agrees to sell all of their respective Shares (and all rights thereto) on the terms and conditions approved by the Board of Directors, provided that each holder of Common Stock receives in the Approved Sale the same amount and type of consideration for its interest in the Corporation as is received by the holders of the Series A Convertible Preferred Stock, (the "Preferred Stock"), assuming such holders had converted their respective shares of Preferred Stock into Common Stock. Founder and each Purchaser will take all actions reasonably required to facilitate and consummate an Approved Sale of the Corporation.

     (B) The Corporation shall give written notice (a "Sale Notice") of any such Approved Sale to Founder and Purchasers. A Sale Notice shall contain (i) the name and address of the prospective Acquiring Entity; (ii) the purchase price and other material terms and conditions of the Approved Sale; (iii) the date on which the Approved Sale is intended to be consummated; (iv) the date on which the Corporation's Board of Directors approved the Approved Sale and (v) the Founder's and Purchaser's Shares proposed to be sold. Upon receipt of a Sale Notice, Founder and each Purchaser shall be required to consent to such Approved Sale and to sell its Founder's or Purchaser's Shares, as the case may be, to the Acquiring Entity designated therein within 30 days of receipt thereof or such later date as may be specified in the Sale Notice. No Purchaser or Founder shall be required to make any representations and warranties other than representations and warranties concerning its ownership of such Founder's or Purchaser's Shares, the absence of any liens or encumbrances thereon and its authority to sell such Shares; and provided further that, if the terms of such Approved Sale provide for the escrow of any amount of proceeds resulting from an Approved Sale or to accept indebtedness or other securities subject to indemnification or other rights of offset, then Founder and Purchasers shall be required to escrow a pro rata amount of its proceeds from such Approved Sale and/or to accept such indebtedness or other securities.

     (C) If the Corporation or Founder, in connection with any Approved Sale, enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), Founder will at the request of the Corporation, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Corporation. If Founder appoints the purchaser representative designated by the Corporation, the Corporation will pay the fees of such purchaser representative, but if Founder declines to appoint the purchaser representative designated by the Corporation, Founder will appoint another purchaser representative (reasonably acceptable to the Corporation), and Founder will be responsible for the fees of the purchaser representative so appointed.

     10. Right of First Refusal. (A) Except pursuant to Section 9 above, if at any time Founder desires to sell for cash all or any part of Founder's Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), Founder shall submit a written offer (the "Offer") to sell Founder's Shares (the "Offered Shares") to the Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which Founder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Founder's Shares owned by Founder, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this Section 10 and Section 11 below and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale. The Offer shall further state that the Purchasers may acquire, in accordance with the provisions of this Agreement, all but not less than all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

     (B) Each Purchaser shall have the absolute right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Purchasers' Shares (as defined below) then owned by such Purchaser and the denominator of which shall be the aggregate number of Purchasers' Shares then owned by all of the Purchasers. For purposes of this Section 10, all of the securities of the Corporation which a Purchaser has acquired, or has the right to acquire from the Corporation, upon the conversion, exercise or exchange of any of the securities of the Corporation then owned by such Purchaser shall be deemed to be Purchasers' Shares then owned by such Purchaser. (The amount of Offered Shares that each Purchaser is entitled to purchase under this Section 10(B) shall be referred to as its "Pro Rata Fraction").

     (C) The Purchasers shall have a right of oversubscription such that if any Purchaser fails to accept the Offer as to its Pro Rata Fraction, the other Purchasers shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by a Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves. In the event that the Purchasers in the aggregate shall not have elected in the manner set forth below to purchase all of the Offered Shares, the Purchasers shall not have the right to purchase any of the Offered Shares and the Founder shall have the right to sell the Offered Shares in accordance with Section 10(E) below.

     (D) If the Purchasers, in the aggregate, desire to purchase all of the Offered Shares, such Purchaser(s) shall communicate in writing their election to purchase to Founder, which communication shall state the number of Offered Shares each Purchaser desires to purchase (which shall in the aggregate be equal to all the Offered Shares) and shall be given to Founder within thirty days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to a Purchaser's right to purchase more than its Pro Rata Fraction). Sales of the Offered Shares to be sold to purchasing Purchasers pursuant to this Section 10 shall be made at the offices of the Corporation on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by Founder's delivery to each purchasing Purchaser of a certificate or certificates evidencing the Offered Shares to be purchased by it, free and clear of any liens, claims or encumbrances of any kind (other than pursuant to this Agreement), duly endorsed for transfer to such purchasing Purchaser and with any requisite stock transfer stamps attached, against payment to Founder of the purchase price therefor by such purchasing Purchaser.

     (E) If the Purchasers do not purchase all of the Offered Shares, the Offered Shares may be sold by Founder at any time within six months after the date the Offer was made, subject to Section 11 below and the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of a prior offer pursuant to this Section 10.

     11. Co-Sale Rights. (A) If at any time a Purchaser desires to sell all or any part of its Common Stock or Preferred Stock ("Purchaser's Shares") pursuant to a bona fide offer from a third party (for purposes of this Section 11, also a "Proposed Transferee"), such Purchaser shall deliver a written notice (the "Notice") of such proposed sale of such Purchaser's Shares (for purposes of this
Section 11, also "Offered Shares") to the other Purchaser. The Notice shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Purchaser's Shares owned by such Purchaser, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this
Section 11 and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale.

     (B) (i) If a Purchaser elects not to purchase any Offered Shares pursuant to Section 10 above; or (ii) if upon receipt of a Notice pursuant to Section 11(A) above, such Purchaser desires to sell any of such Purchaser's Shares, then such Purchaser shall have the right, exercisable upon written notice (the "Co-Sale Acceptance Notice") to the selling Founder or Purchaser, as applicable, given within thirty (30) days after the Offer or Notice, as applicable has been delivered pursuant to Section 10 or 11(A) above, to participate in the proposed sale of Offered Shares pursuant to the terms and conditions specified in the Offer or Notice, as applicable, and the selling Founder or Purchaser, as applicable, shall require the Proposed Transferee designated in the Offer or Notice, as applicable, to purchase from such Founder or Purchaser up to the number of whole shares of Common Stock or Preferred Stock, as applicable, equal to the product of (i) the total number of Offered Shares to be transferred in such proposed sale as specified in the Offer or Notice, as applicable, and (ii) a fraction, the numerator of which (a) in the case of Offered Shares which are Common Stock, is the number of outstanding shares of Common Stock held by such Purchaser (including any Common Stock issuable to such Purchaser upon the conversion or exchange of any Purchaser's Shares convertible or exchangeable into Common Stock) or (b) in the case of Offered Shares which are Preferred Stock, is the number of outstanding shares of Preferred Stock held by such Purchaser, and the denominator of which (c) in the case of Offered Shares which are Common Stock, is the total number of shares of Common Stock (on a fully-diluted basis) then outstanding or (d) in the case of Offered Shares which are Preferred Stock, is the total number of shares of Preferred Stock (on a fully-diluted basis) then outstanding . The Co-Sale Acceptance Notice shall state the number of shares such Purchaser proposes to include in such proposed sale to the Proposed Transferee (up to the number of shares as calculated pursuant to the immediately preceding sentence). Any such sale by such Purchaser shall be at the same price per share (including price and type of consideration) received by the Proposed Transferee and otherwise on identical terms and conditions as received by the selling Founder or Purchaser, as the case may be, in its sale to the Proposed Transferee. In the event that the Proposed Transferee does not purchase shares of Common Stock and/or Preferred Stock from Purchasers who have timely delivered a Co-Sale Acceptance Notice as required by this Section 11, then the selling Founder or Purchaser, as the case may be, shall not be permitted to, and shall not, sell any Offered Shares to the Proposed Transferee in the proposed sale.

     (C) If no Co-Sale Acceptance Notice is received by the selling Founder or Purchaser, as the case may be, during the 30-day period referred to in Section 11(A) above, then such Founder or Purchaser, as the case may be, shall have the right to sell the Offered Shares at any time within six months after the date the Offer or Notice, as the case may be was delivered, subject to the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer or Notice, as applicable. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of Section 10 and this Section 11.

     (D) Notwithstanding the foregoing, this Section 11 shall not apply to any Transfer by any Purchaser or Founder of Shares: (i) to such Purchaser's or Founder's affiliates, members of such Purchaser's or Founder's immediate family, family trusts or Purchasers, (ii) constituting a gift or gifts, or (iii) constituting less than 1% of the outstanding class of Shares to be Transferred.

     12. Termination. The Corporation's right to repurchase Vested Shares pursuant to Section 8 hereof, and the provisions of Sections 7, 9, 10, 11 and 13 hereof, shall terminate immediately upon the closing of a firm commitment, underwritten public offering registered under the Securities Act, (other than a registration relating solely to a transaction referred to in Rule 145 under the Securities Act (or any successor rule) or to an employee benefit plan of the Corporation), at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $2.50 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and in which the aggregate proceeds to the Corporation and/or selling stockholders (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) exceed $5,000,000.

     13. Failure to Deliver Shares. If Founder becomes obligated to sell any Founder's Shares to a Purchaser or the Corporation under this Agreement and fails to deliver such Founder's Shares in accordance with the terms of this Agreement, such Purchaser or the Corporation, as the case may be, may, at its option, in addition to all other remedies it may have, send to Founder the purchase price for such Founder's Shares as is herein specified. Thereupon, the Corporation upon written notice to Founder, (i) shall cancel on its books the certificate or certificates representing the Founder's Shares to be sold and
(ii) shall issue, in lieu thereof, in the name of such

Purchaser or the corporation, as the case may be, a new certificate or certificates representing such Founder's Shares, and thereupon all of Founder's rights in and to such Founder's Shares shall terminate.

     14. Lock-up. If requested by the underwriters for the initial underwritten public offering of securities of the Corporation, Founder and each Purchaser shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of such Founder's or Purchaser's Shares, without the written consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering. This Section 14 shall expressly survive the termination of this Agreement.

     15. No Waiver. Any waiver of a breach of any of the terms of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other terms or conditions, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or any other provision.

     16. Successors and Assigns. The rights, benefits and obligations of the Corporation under this Agreement and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against its successors and assigns. Subject to the limitations set forth herein, this Agreement shall inure to the benefit of and be binding upon the Founders' heirs, successors and assigns. Subject to the limitations set forth herein, neither this Agreement nor any rights or obligations hereunder shall be assigned by any Founder. The rights of the Purchasers hereunder shall inure to the benefit of and be binding upon the Purchasers respective successors and assigns.

     17. Entire Agreement. The Agreement (with respect to the Corporation and the Purchasers, together with the Purchase Agreement), constitutes the entire agreement among the parties. This Founders Agreement may not be amended or modified, except in writing, and signed by each of the Purchasers and Founder.

     18. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application. To that end, the provisions of this Agreement are to be severable.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to its conflicts of laws principles).

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF. the Corporation has caused this Agreement to be signed and each Founder has executed this Agreement as of the date shown below.

                                GENOMICA CORPORATION

Dated:__________, 1996          BY:     /s/ James L. Rathmanns
                                   ------------------------------------
                                TITLE:_________________________________

Dated: March 22 , 1996          FOUNDER:  /s/ Steven Cozza
       ---------                        -------------------------------
                                           Steven Cozza

                                PURCHASERS:

                                FALCON TECHNOLOGY PARTNERS, L.P.
                                        A Delaware limited partnership

                                BY:     /s/ James L. Rathmann
                                   ------------------------------------
                                TITLE:  General Partner


                                HARRIS & HARRIS GROUP, INC.
                                        A NY corporation

                                BY:     /s/ D.C.J.
                                   ------------------------------------
                                TITLE:  Executive Vice President
                                      ---------------------------------

                                  SCHEDULE 1
                                  ----------


Founder         Founders'       Vesting Schedule
-------         ---------       ----------------
                Shares
                ------
Cozza           30,000          15,000 shares become Vested Shares on the date
                ($30.00)        hereof and the remaining shares become Vested
                                Shares on the first anniversary of the date hereof; provided however, that notwithstanding the above provisions, if Cozza leaves the employ of CSH for any reason except to become an employee of the Company, all shares which have not yet become Vested Shares will always remain
                                Unvested Shares.

                                   Exhibit A


                           CONFIDENTIALITY AGREEMENT
                           -------------------------


Name:         Steven Cozza              Employment Date:       July 6, 1990
     ------------------------------                     ------------------------
             (Type or Print)

        In consideration of (i) Genomica Corporation (the "Company") entering into certain agreements and arrangements with my employer, Cold Spring Harbor Laboratory ("Cold Spring Harbor"), whereby the Company will, among other things, sponsor certain research activities in which I may be involved, and (ii) the Company's issuance and sale to me of shares of its common stock pursuant to a Common Stock Acquisition Agreement between the Company and me, and for other good and valuable consideration, the receipt and sufficiency of which are by acknowledged, I understand and agree to the following provisions for the protection of the confidential information of the Company.

        1. Confidentiality. I agree that without the written permission of the Company, I will not knowingly use, publish or otherwise disclose any Confidential Information. The term "Confidential Information" means any Proprietary Information or any knowledge, information or materials about the products, services, know-how, research and development, customers, or business plans of the Company or any confidential information about financial matters, marketing, pricing, compensation or any other confidential information of the Company, its customers, or others from whom the Company has received information under obligations of confidence which have been communicated to me in writing. The term "Proprietary Information" means all intellectual and/or physical work product, including without limitation, inventions, whether or not patentable and whether or not tested or reduced to practice, discoveries, ideas, conceptions, processes, developments, designs, business plans, trade secrets, mask works, know-how and tangible expressions, whether or not copyrightable, computer software, systems, programs or procedures, which (a) relates to the actual or anticipated business activities of the Company, (b) results from work which is performed for the Company or which is funded in whole or in part by the Company or (c) results from any use of premises, equipment or property (tangible or intangible) owned, leased, licensed or contracted for by the Company. Notwithstanding the foregoing provisions of this paragraph 1 to the contrary, "Confidential information" shall not include any information which (i) has been made available to the general public of information which subsequently comes in the public domain through no fault or omissions by me, (ii) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, (iii) is required to be disclosed by law or a governmental agency and (iv) is already generally known by personas in the computer software industry or developed by

Genomica Corporation
Confidentiality Agreement
Page 2

me independent of my work with the Company or Cold Spring Harbor without use of any Confidential Information.

        2. Confidential Information of Others. I agree not to knowingly disclose to the Company (a) any confidential information belonging to others or
(b) any prior inventions made by me which the Company is not entitled to learn of or use.

        3. Return of Materials. Upon the written request of the Company at any time, I will deliver promptly to the Company all documents, materials and things (if any) in my possession which belong to the Company or have been given to me by the Company.

        4. Prior Agreements. I represent that I have attached hereto a copy of any agreement (such as a prior employment agreement) which affects my ability to comply with the terms of this Agreement. If there is no such agreement, I have written my initials here: SC
                          ----

        5. Enforcement. I agree that the Company would not be fairly compensated by money damages for any breach of this Agreement by me and therefore, in the event of a breach or threatened breach of this Agreement, the Company shall be entitled to specific performance, an injunction and other equitable relief in addition to money damages and other legal remedies.

Genomica Corporation
Confidentiality Agreement
Page 3

        6. Miscellaneous. This Agreement shall be binding on my executors, administrators, heirs, legal representatives or assigns, and may not be modified except in writing with the approval of a duly authorized officer of the Company. If any provision of this Agreement is determined to be illegal or unenforceable, because of the duration thereof or the area or scope covered, I hereby request any court making such determination to reduce the duration, area and/or scope so that in its reduced form such covenant shall be enforceable and I agree that in such event all remaining provisions shall remain in full force and effect. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York. This document sets forth the entire agreement between the Company and me with respect to the matters set forth herein.


WITNESS:                                     EMPLOYEE:


        /s/ Eric Hackborn                              /s/ Steven Cozza
-----------------------------------          -----------------------------------
Eric Hackborn                                Steven Cozza


Date:         3-22-96                        Date:          3/22/96
     ------------------------------               ------------------------------

                                             Social Security No.   ###-##-####
                                                                ----------------

                             GENOMICA CORPORATION
                              FOUNDERS AGREEMENT

     THIS AGREEMENT is made as of the 22 th day of March, 1996, by and among Genomica Corporation, a Delaware corporation, (the "Corporation"), Donald Fisher ("Founder") and the persons (the "Purchasers") named in Schedule I to a certain Series A Convertible Preferred Stock Purchase Agreement of the Corporation dated the date hereof (the "Purchase Agreement").

                                   RECITALS
                                   --------

     The Corporation is engaged in the highly competitive business of researching, developing, manufacturing and marketing computer software for the biotechnology industry on an international basis. Founder and the Corporation recognize and affirm that success or failure in this highly technical and highly competitive business is dependent on the ability of the Corporation to (1) develop and protect proprietary technology which will give the Corporation a competitive advantage in the marketplace; (2) incorporate this technology into products which themselves will or may become proprietary; and (3) develop and utilize processes which may be proprietary to accomplish (1) and (2) above.

     In order to achieve the above objectives, the Corporation has expended and will continue to expend substantial time, effort and financial resources. These activities include research, the attraction and training of key employees, and establishing relationships with necessary resources outside the Corporation. If information regarding the Corporation's research, processes or products were to fall into the hands of a competitor of the Corporation, it could be used in a manner which would cause serious and irreparable financial and business damage to the Corporation. For this reason, all information related to the Corporation's technology, research, products, and business strategies is considered to be confidential information which is proprietary to the Corporation.

     In addition, the Purchasers intend to invest in the Corporation pursuant to the Purchase Agreement based on the foregoing assumptions and such investment is contingent upon the execution and delivery of this Agreement by the Corporation and Founder.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above representations and understandings, and the promises and mutual agreements set forth below, the parties agree, effective on the date of the Agreement, to the following terms and conditions:

     1. Services. Founder agrees to serve the Corporation as reasonably directed by its Board of Directors or its designee, consistent with the scope of expertise and other employment obligations of Founder. Such services may include participation in the Corporation as a director, officer, scientific advisor, consultant, contractor and/or, with the agreement of Founder, an employee. In all such cases, the terms and conditions of this Agreement will continue to be binding.

     2. Founder's Stock. Founder has purchased from the Corporation an aggregate of 250,000 shares of Common Stock (the "Shares") at a per-share purchase price of $.001 (the "Original Purchase Price") as more specifically set forth on Schedule 1 hereto. Founder's Shares shall be subject to a number of restrictions as set forth in this Agreement. Certain of the restrictions with respect to Founder's Shares may terminate under various conditions pursuant hereto in consideration for Founder's service to the Corporation as described herein.

     3.  [INTENTIONALLY OMITTED]

     4. Disclosure and Assignment of Technology to Corporation. Concurrently with the execution of this Agreement, Founder is executing and delivering a Nondisclosure and Developments Agreement substantially in the form set forth as Exhibit A hereto (the "Nondisclosure and Developments Agreement").

     5.  [INTENTIONALLY OMITTED]

     6. Remedies in the Event of Breach. The Corporation, the Purchasers and Founder understand and agree that any breach or threatened breach by the Corporation or Founder of any of the provisions hereof cannot be remedied solely by the recovery of damages, and in the event of any such breach or threatened breach, the Corporation or the Purchasers, as the case may be, shall be entitled to injunctive relief, restraining Founder, and any business, firm, corporation, individual or other entity participating in such breach or attempted breach from engaging in any activity which would constitute a breach. The Corporation, the Purchasers and Founder further agree that any dispute arising under the terms of this Agreement shall be decided in accordance with the rules then in effect of the American Arbitration Association, and any arbitration award may be entered in a court of competent jurisdiction and enforced as a judgment thereof.
Nothing herein, however, shall be construed as (i) prohibiting the Corporation, the Purchasers or Founder from pursuing, in conjunction with an injunction or otherwise, any other remedies available in equity or at law for any such breach or threatened breach, including the recovery of damages; or (ii) limiting the Corporation's remedy against Founder as set forth in Section 13 below.

     7. Transferability. The Corporation and Founder agree (i) that Unvested Shares (as defined below) may not be sold, pledged or otherwise transferred ("Transferred") without the consent of the Board of Directors in its sole discretion

(except pursuant to Section 9 below); and (ii) Vested Shares (as defined below) may be Transferred only in accordance with the provisions set forth herein and only if the transferee of such Vested Shares agrees in writing to be bound by the provisions of Sections 9, 10, 11, 13 and 14 hereof. Any Founder's Shares Transferred not in accordance with the preceding sentence shall be void, ab initio.

     8.  Founder's Stock.  Founder's Shares shall be affected as follows:

     (A) In the event (i) Founder dies; (ii) of a breach by Founder of any of the terms of the Nondisclosure and Developments Agreement or the Common Stock Acquisition Agreement by which Founder purchased the Founder's Shares (any such case, a "Discontinuation Event"), certain of Founder's Shares, defined below as "Unvested Shares," shall be repurchased and paid for in full by the Corporation at the Original Purchase Price within 30 days of such Discontinuation Event. Unvested Shares shall be those Founder's Shares which have not yet vested according to the schedule set forth in Schedule 1 hereto. Notwithstanding the preceding sentence, in the event the Corporation's Board of Directors approves a sale or merger (other than a merger with or into a wholly-owned subsidiary of the Corporation or a merger in which the Corporation is the surviving entity) of the Corporation or an initial public offering of the Corporation's stock (any of which events is defined herein as a "Triggering Transaction"), Founder will be notified of such Board action. Any of Founder's then Unvested Shares will become Vested Shares (as defined below) simultaneously with the consummation of the Triggering Transaction. Upon the occurrence of a Discontinuation Event, all of Founder's Unvested Shares shall forever remain Unvested Shares.

     (B) Upon the occurrence of a Discontinuation Event, Founder's Shares which are vested pursuant to Schedule 1 hereto ("Vested Shares") may be repurchased by the Corporation, solely at the option of the Corporation (the "Corporation Option"), at Fair Market Value (as defined below). The Corporation agrees to give Founder (or his estate) notice of its intent to exercise the Corporation Option within ninety (90) days of the date of such Discontinuation Event and to pay for those shares for which it exercises such Corporation Option as follows:
3/24ths of the total price within 90 days of the date of the Discontinuation Event, with the balance to be paid in equal monthly installments over the next succeeding twenty-one months.

     (C) Termination For Cause. Prior to the Corporation's initial public offering, in the event of a Discontinuation Event with respect to Founder occurring as a result of an event set forth in clause (ii) of Section 8(A) above, then with respect to any of Founder's Shares not repurchased by the Corporation pursuant to Sections 8(A) or 8(B) above, Founder shall, in all matters put forth to a vote of the holders of Common Stock (i) cause such Founder's Shares to be represented at any meeting of the stockholders of the Corporation and (ii) vote such shares in the same proportion and in the same manner as all other Common Stock is voted.

     (D) Fair Market Value. For the purposes of Section 8(B), Fair Market Value shall be that value as determined in good faith by the Board of Directors. Any Founder (or his estate) may request an appraisal by written notice of objection delivered not later than fifteen (15) days after receipt of such Fair Market Value determination by the Board of Directors. If an appraisal is demanded, the Corporation shall select an appraiser reasonably acceptable to Founder (or his estate) to appraise Founder's Vested Shares, and the repurchase price payable upon the Corporation's exercise of the Corporation Option shall be the higher of such appraisal and such Fair Market Value determination by the Board of Directors. If such appraisal results in a valuation more than 10% higher than the Fair Market Value determination by the Board of Directors, then all expenses of such appraisal shall be paid by the Corporation; otherwise, all expenses of such appraisal shall be paid by Founder (or his estate).

     9. Approved Sale of Corporation. (A) If the Corporation's Board of Directors has adopted a resolution of the Board of Directors approving the sale of the Corporation to any person (such person, the "Acquiring Entity"), whether by merger, consolidation, sale of all or substantially all of the Corporation's assets or sale of all of the outstanding capital stock (such sale, an "Approved Sale"), Founder and each Purchaser will consent to, vote for and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of stock, Founder and each Purchaser hereby agrees to sell all of their respective Shares (and all rights thereto) on the terms and conditions approved by the Board of Directors, provided that each holder of Common Stock receives in the Approved Sale the same amount and type of consideration for its interest in the Corporation as is received by the holders of the Series A Convertible Preferred Stock, (the "Preferred Stock"), assuming such holders had converted their respective shares of Preferred Stock into Common Stock. Founder and each Purchaser will take all actions reasonably required to facilitate and consummate an Approved Sale of the Corporation.

     (B) The Corporation shall give written notice (a "Sale Notice") of any such Approved Sale to Founder and Purchasers. A Sale Notice shall contain (i) the name and address of the prospective Acquiring Entity; (ii) the purchase price and other material terms and conditions of the Approved Sale; (iii) the date on which the Approved Sale is intended to be consummated; (iv) the date on which the Corporation's Board of Directors approved the Approved Sale and (v) the Founder's and Purchaser's Shares proposed to be sold. Upon receipt of a Sale Notice, Founder and each Purchaser shall be required to consent to such Approved Sale and to sell its Founder's or Purchaser's Shares, as the case may be, to the Acquiring Entity designated therein within 30 days of receipt thereof or such later date as may be specified in the Sale Notice. No Purchaser or Founder shall be required to make any representations and warranties other than representations and warranties concerning its ownership of such Founder's or Purchaser's Shares, the absence of any liens or encumbrances thereon and its authority to sell such Shares; and provided further that, if the terms of such Approved Sale provide for the escrow of any amount of proceeds resulting from an Approved Sale or to accept indebtedness or other securities subject to indemnification or other rights of offset, then Founder and Purchasers shall be required to escrow a pro rata amount of its proceeds from such Approved Sale and/or to accept such indebtedness or other securities.

     (C) If the Corporation or Founder, in connection with any Approved Sale, enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), Founder will at the request of the Corporation, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Corporation. If Founder appoints the purchaser representative designated by the Corporation, the Corporation will pay the fees of such purchaser representative, but if Founder declines to appoint the purchaser representative designated by the Corporation, Founder will appoint another purchaser representative (reasonably acceptable to the Corporation), and Founder will be responsible for the fees of the purchaser representative so appointed.

     10. Right of First Refusal. (A) Except pursuant to Section 9 above, if at any time Founder desires to sell for cash all or any part of Founder's Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), Founder shall submit a written offer (the "Offer") to sell Founder's Shares (the "Offered Shares") to the Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which Founder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Founder's Shares owned by Founder, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this Section 10 and Section 11 below and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale. The Offer shall further state that the Purchasers may acquire, in accordance with the provisions of this Agreement, all but not less than all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

     (B) Each Purchaser shall have the absolute right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Purchasers' Shares (as defined below) then owned by such Purchaser and the denominator of which shall be the aggregate number of Purchasers' Shares then owned by all of the Purchasers. For purposes of this Section 10, all of the securities of the Corporation which a Purchaser has acquired, or has the right to acquire from the Corporation, upon the conversion, exercise or exchange of any of the securities of the Corporation then owned by such Purchaser shall be deemed to be Purchasers' Shares then owned by such Purchaser. (The amount of Offered Shares that each Purchaser is entitled to purchase under this Section 10(B) shall be referred to as its "Pro Rata Fraction").

     (C) The Purchasers shall have a right of oversubscription such that if any Purchaser fails to accept the Offer as to its Pro Rata Fraction, the other Purchasers shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by a Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves. In the event that the Purchasers in the aggregate shall not have elected in the manner set forth below to purchase all of the Offered Shares, the Purchasers shall not have the right to purchase any of the Offered Shares and the Founder shall have the right to sell the Offered Shares in accordance with Section 10(E) below.

     (D) If the Purchasers, in the aggregate, desire to purchase all of the Offered Shares, such Purchaser(s) shall communicate in writing their election to purchase to Founder, which communication shall state the number of Offered Shares each Purchaser desires to purchase (which shall in the aggregate be equal to all the Offered Shares) and shall be given to Founder within thirty days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to a Purchaser's right to purchase more than its Pro Rata Fraction). Sales of the Offered Shares to be sold to purchasing Purchasers pursuant to this Section 10 shall be made at the offices of the Corporation on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by Founder's delivery to each purchasing Purchaser of a certificate or certificates evidencing the Offered Shares to be purchased by it, free and clear of any liens, claims or encumbrances of any kind (other than pursuant to this Agreement), duly endorsed for transfer to such purchasing Purchaser and with any requisite stock transfer stamps attached, against payment to Founder of the purchase price therefor by such purchasing Purchaser.

     (E) If the Purchasers do not purchase all of the Offered Shares, the Offered Shares may be sold by Founder at any time within six months after the date the Offer was made, subject to Section 11 below and the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of a prior offer pursuant to this Section 10.

     11. Co-Sale Rights. (A) If at any time a Purchaser desires to sell all or any part of its Common Stock or Preferred Stock ("Purchaser's Shares") pursuant to a bona fide offer from a third party (for purposes of this Section 11, also a "Proposed Transferee"), such Purchaser shall deliver a written notice (the "Notice") of such proposed sale of such Purchaser's Shares (for purposes of this
Section 11, also "Offered Shares") to the other Purchaser. The Notice shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Purchaser's Shares owned by such Purchaser, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this
Section 11 and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale.

     (B) (i) If a Purchaser elects not to purchase any Offered Shares pursuant to Section 10 above; or (ii) if upon receipt of a Notice pursuant to Section 11(A) above, such Purchaser desires to sell any of such Purchaser's Shares, then such Purchaser shall have the right, exercisable upon written notice (the "Co-Sale Acceptance Notice") to the selling Founder or Purchaser, as applicable, given within thirty (30) days after the Offer or Notice, as applicable has been delivered pursuant to Section 10 or 11(A) above, to participate in the proposed sale of Offered Shares pursuant to the terms and conditions specified in the Offer or Notice, as applicable, and the selling Founder or Purchaser, as applicable, shall require the Proposed Transferee designated in the Offer or Notice, as applicable, to purchase from such Founder or Purchaser up to the number of whole shares of Common Stock or Preferred Stock, as applicable, equal to the product of (i) the total number of Offered Shares to be transferred in such proposed sale as specified in the Offer or Notice, as applicable, and (ii) a fraction, the numerator of which (a) in the case of Offered Shares which are Common Stock, is the number of outstanding shares of Common Stock held by such Purchaser (including any Common Stock issuable to such Purchaser upon the conversion or exchange of any Purchaser's Shares convertible or exchangeable into Common Stock) or (b) in the case of Offered Shares which are Preferred Stock, is the number of outstanding shares of Preferred Stock held by such Purchaser, and the denominator of which (c) in the case of Offered Shares which are Common Stock, is the total number of shares of Common Stock (on a fully-diluted basis) then outstanding or (d) in the case of Offered Shares which are Preferred Stock, is the total number of shares of Preferred Stock (on a fully-diluted basis) then outstanding . The Co-Sale Acceptance Notice shall state the number of shares such Purchaser proposes to include in such proposed sale to the Proposed Transferee (up to the number of shares as calculated pursuant to the immediately preceding sentence). Any such sale by such Purchaser shall be at the same price per share (including price and type of consideration) received by the Proposed Transferee and otherwise on identical terms and conditions as received by the selling Founder or Purchaser, as the case may be, in its sale to the Proposed Transferee. In the event that the Proposed Transferee does not purchase shares of Common Stock and/or Preferred Stock from Purchasers who have timely delivered a Co-Sale Acceptance Notice as required by this Section 11, then the selling Founder or

Purchaser, as the case may be, shall not be permitted to, and shall not, sell any Offered Shares to the Proposed Transferee in the proposed sale.

     (C) If no Co-Sale Acceptance Notice is received by the selling Founder or Purchaser, as the case may be, during the 30-day period referred to in Section 11(A) above, then such Founder or Purchaser, as the case may be, shall have the right to sell the Offered Shares at any time within six months after the date the Offer or Notice, as the case may be was delivered, subject to the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer or Notice, as applicable. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of Section 10 and this Section 11.

     (D) Notwithstanding the foregoing, this Section 11 shall not apply to any Transfer by any Purchaser or Founder of Shares: (i) to such Purchaser's or Founder's affiliates, members of such Purchaser's or Founder's immediate family, family trusts or Purchasers, (ii) constituting a gift or gifts, or (iii) constituting less than 1% of the outstanding class of Shares to be Transferred.

     12. Termination. The Corporation's right to repurchase Vested Shares pursuant to Section 8 hereof, and the provisions of Sections 7, 9, 10, 11 and 13 hereof, shall terminate immediately upon the closing of a firm commitment, underwritten public offering registered under the Securities Act, (other than a registration relating solely to a transaction referred to in Rule 145 under the Securities Act (or any successor rule) or to an employee benefit plan of the Corporation), at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $2.50 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and in which the aggregate proceeds to the Corporation and/or selling stockholders (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) exceed $5,000,000.

     13. Failure to Deliver Shares. If Founder becomes obligated to sell any Founder's Shares to a Purchaser or the Corporation under this Agreement and fails to deliver such Founder's Shares in accordance with the terms of this Agreement, such Purchaser or the Corporation, as the case may be, may, at its option, in addition to all other remedies it may have, send to Founder the purchase price for such Founder's Shares as is herein specified. Thereupon, the Corporation upon written notice to Founder, (i) shall cancel on its books the certificate or certificates representing the Founder's Shares to be sold and
(ii) shall issue, in lieu thereof, in the name of such Purchaser or the corporation, as the case may be, a new certificate or certificates representing such Founder's Shares, and thereupon all of Founder's rights in and to such Founder's Shares shall terminate.

     14. Lock-up. If requested by the underwriters for the initial underwritten public offering of securities of the Corporation, Founder and each Purchaser shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of such Founder's or Purchaser's Shares, without the written consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering. This Section 14 shall expressly survive the termination of this Agreement.

     15. No Waiver. Any waiver of a breach of any of the terms of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other terms or conditions, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or any other provision.

     16. Successors and Assigns. The rights, benefits and obligations of the Corporation under this Agreement and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against its successors and assigns. Subject to the limitations set forth herein, this Agreement shall inure to the benefit of and be binding upon the Founders' heirs, successors and assigns. Subject to the limitations set forth herein, neither this Agreement nor any rights or obligations hereunder shall be assigned by any Founder. The rights of the Purchasers hereunder shall inure to the benefit of and be binding upon the Purchasers respective successors and assigns.

     17. Entire Agreement. The Agreement (with respect to the Corporation and the Purchasers, together with the Purchase Agreement), constitutes the entire agreement among the parties. This Founders Agreement may not be amended or modified, except in writing, and signed by each of the Purchasers and Founder.

     18. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application. To that end, the provisions of this Agreement are to be severable.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to its conflicts of laws principles).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF. the Corporation has caused this Agreement to be signed and each Founder has executed this Agreement as of the date shown below.

                                GENOMICA CORPORATION

Dated:__________, 1996          BY:     /s/ James L Rathmann
                                   ------------------------------------
                                TITLE:_________________________________

Dated:    3/15  , 1996          FOUNDER:  /s/ Donald Fisher
      ----------                        -------------------------------
                                              Donald Fisher

                                PURCHASERS:

                                FALCON TECHNOLOGY PARTNERS, L.P.
                                        A Delaware limited partnership

                                BY:  /s/ James L. Rathmann
                                   ------------------------------------
                                TITLE:  General Partner


                                HARRIS & HARRIS GROUP, INC.
                                        A NY corporation

                                BY:  /s/ D.C.J.
                                   ------------------------------------
                                TITLE:  Executive Vice President
                                      ---------------------------------

                                  SCHEDULE 1
                                  ----------



Founder       Founders'      Vesting Schedule
-------       ---------      -----------------
              Shares
              ------

Fisher        250,000        62,500 shares become Vested Shares on
              ($250.00)      September 25, 1996 and 1/36th of the remaining
                             shares become Vested Shares on the first day of each calendar month commencing after such date;
                             provided however, that notwithstanding the above provisions, if Fisher leaves the employ of the Corporation for any reason, all shares which have not yet become Vested Shares will always remain
                             Unvested Shares.

                           EMPLOYEE CONFIDENTIALITY
                                      AND
                  INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT
                  ------------------------------------------

Name:      Dr. Donald Fisher        Employment Date:           9/25/95
     -----------------------------                  ----------------------------
            (Type or Print)

          In consideration of my employment and the salary/wages paid to me by Genomica Corporation, or any of its parent, subsidiary or affiliate companies (all hereafter collectively called the "Company") and for other good and valuable consideration, I understand and agree to the following provisions for the protection of the property rights of the Company and for the protection of the rights of others who have entrusted the Company with confidential proprietary information:

          1. Disclosure to the Company. I agree to disclose fully and promptly to the Company all Proprietary Information which is developed, conceived, reduced to practice or learned by me solely or jointly with others, at any time during the term of my employment. I agree to make and maintain written records of the aforesaid Proprietary Information and to submit promptly the same, and to make supplemental oral disclosure, to the Company. The term "Proprietary Information" means all intellectual property and/or physical work product, including without limitation, inventions, whether or not patentable and whether or not tested or reduced to practice, discoveries, ideas, conceptions, processes, developments, designs, business plans, trade secrets, mask works, know-how and tangible expressions, whether or not copyrightable, computer software, systems, programs or procedures, which (a) relates in any way to the actual or anticipated business activities of the Company, (b) results from, or is suggested by, work which is performed for the Company or which is funded in whole or in part by the Company or (c) results from any use of premises, equipment or property (tangible or intangible) owned, leased, licensed or contracted for by the Company.

          2. Ownership and Assignment of Assigned Intellectual Property. I agree to assign and hereby do assign to the Company as its exclusive property the entire right, title and interest in and to all Proprietary Information embraced by Paragraph 1 above, including without limitation, all patents, patent applications and copyrights. I further agree to execute all papers, and otherwise to provide all requested assistance, at the Company's expense, during and subsequent to my employment, to enable the Company or its nominees to obtain such patents, copyrights and other legal protection as it may desire in any country. All copyrightable work ("Work") created by me in connection with my employment is intended to be a "work made for hire" as that term is defined in
Section 101 of the Copyright Act of 1976, as amended (the "Copyright Act"), and shall be the property of the Company, and the Company shall be the sole author of such work within the meaning of the Copyright Act. All such Works, as well as copies of such Works in whatever medium fixed or embodied, shall be owned exclusively by the

Genomica Corporation
Employee Confidentiality and Intellectual Property Agreement
Page 2

Company and I expressly disclaim any interest in them. If the copyright to any such Works shall not be the property of the Company by operation of law, I hereby assign and will assign to the Company, without further consideration, all right, title and interest in such Work and will assist the Company, at its expense, to secure, maintain and defend for the benefit of the Company all copyrights, registrations, extensions and renewals on any and all such Work, including translations thereof in any and all countries, such Work to be and remain the property of the Company whether copyrighted or not.

          I hereby waive all moral rights and all inalienable rights that I may have in any Work, including without limitation, any right to identification of authorship, any right of approval on modifications or limitation on subsequent modifications. To the extent that this waiver is deemed unenforceable under applicable law, I acknowledge and agree that I will not exercise any such inalienable right without the specific prior written consent of the Company.

          In the event that the Company is unable, after reasonable effort, to secure my signature on letters patent, copyright or other documents relating to any Proprietary Information, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such applications(s) and to take all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other documents with the same legal force and effect as if executed by me.

          The assignment provisions of this Agreement shall not apply to Proprietary Information which is exempt from assignment under the applicable laws of the state of employment. I agree, however, that the Company shall have a non-exclusive, fully paid license to use for all purposes any Proprietary Information within the scope of the actual or anticipated business of the Company but not assigned to the Company under this Agreement unless such a license is prohibited by statute or by a court of last resort and final jurisdiction.

          I understand and agree that the Company shall determine, in its sole and absolute discretion, whether an application for or registration of any patent, copyright or other intellectual property right shall be filed on any development assigned to the Company under this Agreement, and whether such an application shall be prosecuted or abandoned prior to issuance or registration.

          3. Confidentiality. I agree that without the written permission of the Company, I will not either during or subsequent to my employment, use, publish or otherwise disclose any Confidential Information except in the course of my duties with and in furtherance of the business of the Company. The term "Confidential Information"


Employee's name: Dr. Donald Fisher
Employee Initial Here      DF
                         ------

Genomica Corporation
Employee Confidentiality and Intellectual Property Agreement
Page 3

means any Proprietary Information or any knowledge, information or materials about the products, services, know-how, research and development, customers, or business plans of the Company or any confidential information about financial matters, marketing, pricing, compensation or any other confidential information of the Company, its customers, or others from whom the Company has received information under obligations of confidence.

          4. Confidential Information of Others. I agree not to disclose to the Company, or to use in my work at the Company (a) any confidential information belonging to others or (b) any prior inventions made by me which the Company is not entitled to learn of or use. I represent that the inventions identified in the _____ pages I attach hereto constitute all of the unpatented inventions which I have made prior to my employment at the Company, which inventions shall be excluded from this Agreement. (It is only necessary to list the title of such inventions and the purpose thereof.) If there are no such
unpatented inventions, I have written my initials here:   DF  .
                                                        ------

          5. Non-Solicitation. During the term of my employment and for a period of twelve (12) months thereafter I will not solicit or attempt to induce, directly or indirectly, any employee or consultant of the Company to work with me or any organization with which I may be affiliated or to accept a consulting engagement or employment with a competitor, client or customer of the Company.

          6. Return of Materials. Upon the request of the Company at any time and in the event of the termination of my employment at the Company, whether or not such termination is voluntary, I will deliver promptly to my superior at the Company, or to the Board of Directors of the Company, all documents which relate to business activities of the Company, and all materials and things which belong to the Company or have been given to me by the Company or others during the course of my employment.

          7. Prior Agreements. I represent that I have attached hereto a copy of any agreement (such as a prior employment agreement) which affects my ability to comply with the terms of this Agreement. If there is no such agreement, I
have written my initials here:   DF
                               ------

          8. Enforcement. I agree that the Company would not be fairly compensated by money damages for any breach of this Agreement by me and therefore, in the event of a breach or threatened breach of this Agreement, the Company shall be entitled to specific performance, an injunction and other equitable relief in addition to money damages and other legal remedies. I hereby waive any requirement that the Company post a bond or surety in connection with its enforcement of this Agreement.



Employee's name: Dr. Donald Fisher
Employee Initial Here      DF
                         ------

Genomica Corporation
Consultant Confidentiality and Inventions Agreement
Page 4


          9.  Miscellaneous.   This Agreement shall be binding on my executors,
administrators, heirs, legal representatives or assigns, and may not be modified except in writing with the approval of a duly authorized officer of the Company. If any provision of this Agreement is determined to be illegal or unenforceable, because of the duration thereof or the area or scope covered, I hereby request any court making such determination to reduce the duration, area and/or scope so that in its reduced form such covenant shall be enforceable and I agree that in such event all remaining provisions shall remain in full force and effect. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York. This agreement sets forth the entire agreement between the Company and me with respect to the matters set forth herein.

WITNESS:                                     EMPLOYEE:



                                                      /s/ Donald Fisher
___________________________________          -----------------------------------

Date:______________________________          Date:           4/18/96
                                                  ------------------------------

                                             Social Security No.   ###-##-####
                                                                ----------------

                             GENOMICA CORPORATION
                              FOUNDERS AGREEMENT

     THIS AGREEMENT is made as of the 22 th day of March, 1996, by and among Genomica Corporation, a Delaware corporation, (the "Corporation"), Dr. Thomas G. Marr ("Founder") and the persons (the "Purchasers") named in Schedule I to a certain Series A Convertible Preferred Stock Purchase Agreement of the Corporation dated the date hereof (the "Purchase Agreement").

                                   RECITALS
                                   --------

     The Corporation is engaged in the highly competitive business of researching, developing, manufacturing and marketing computer software for the biotechnology industry on an international basis. Founder and the Corporation recognize and affirm that success or failure in this highly technical and highly competitive business is dependent on the ability of the Corporation to (1) develop and protect proprietary technology which will give the Corporation a competitive advantage in the marketplace; (2) incorporate this technology into products which themselves will or may become proprietary; and (3) develop and utilize processes which may be proprietary to accomplish (1) and (2) above.

     In order to achieve the above objectives, the Corporation has expended and will continue to expend substantial time, effort and financial resources. These activities include research, the attraction and training of key employees, and establishing relationships with necessary resources outside the Corporation. If information regarding the Corporation's research, processes or products were to fall into the hands of a competitor of the Corporation, it could be used in a manner which would cause serious and irreparable financial and business damage to the Corporation. For this reason, all information related to the Corporation's technology, research, products, and business strategies is considered to be confidential information which is proprietary to the Corporation.

     In addition, the Purchasers intend to invest in the Corporation pursuant to the Purchase Agreement based on the foregoing assumptions and such investment is contingent upon the execution and delivery of this Agreement by the Corporation and Founder.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above representations and understandings, and the promises and mutual agreements set forth below, the parties agree, effective on the date of the Agreement, to the following terms and conditions:

     1. Services. Founder agrees to serve the Corporation as reasonably directed by its Board of Directors or its designee, consistent with the scope of expertise and other employment obligations of Founder. Such services may include participation in the Corporation as a director, officer, scientific advisor, consultant, contractor and/or, with the agreement of Founder, an employee. In all such cases, the terms and conditions of this Agreement will continue to be binding.

     2. Founder's Stock. Founder has purchased from the Corporation an aggregate of 1,080,000 shares of Common Stock (the "Shares") at a per-share purchase price of $.001 (the "Original Purchase Price") as more specifically set forth on Schedule 1 hereto. Founder's Shares shall be subject to a number of restrictions as set forth in this Agreement. Certain of the restrictions with respect to Founder's Shares may terminate under various conditions pursuant hereto in consideration for Founder's service to the Corporation as described herein.

     3. Founder Consulting Agreement. Concurrently with the execution of this Agreement, Founder is executing and delivering a Consulting Agreement with the Corporation substantially in the form set forth as Exhibit A hereto (the "Consulting Agreement").

     4.  [INTENTIONALLY OMITTED]

     5.  [INTENTIONALLY OMITTED]

     6. Remedies in the Event of Breach. The Corporation, the Purchasers and Founder understand and agree that any breach or threatened breach by the Corporation or Founder of any of the provisions hereof cannot be remedied solely by the recovery of damages, and in the event of any such breach or threatened breach, the Corporation or the Purchasers, as the case may be, shall be entitled to injunctive relief, restraining Founder, and any business, firm, corporation, individual or other entity participating in such breach or attempted breach from engaging in any activity which would constitute a breach. The Corporation, the Purchasers and Founder further agree that any dispute arising under the terms of this Agreement shall be decided in accordance with the rules then in effect of the American Arbitration Association, and any arbitration award may be entered in a court of competent jurisdiction and enforced as a judgment thereof.
Nothing herein, however, shall be construed as (i) prohibiting the Corporation, the Purchasers or Founder from pursuing, in conjunction with an injunction or otherwise, any other remedies available in equity or at law for any such breach or threatened breach, including the recovery of damages; or (ii) limiting the Corporation's remedy against Founder as set forth in Section 13 below.

     7. Transferability. The Corporation and Founder agree (i) that Unvested Shares (as defined below) may not be sold, pledged or otherwise transferred ("Transferred") without the consent of the Board of Directors in its sole discretion

(except pursuant to Section 9 below); and (ii) Vested Shares (as defined below) may be Transferred only in accordance with the provisions set forth herein and only if the transferee of such Vested Shares agrees in writing to be bound by the provisions of Sections 9, 10, 11, 13 and 14 hereof. Any Founder's Shares Transferred not in accordance with the preceding sentence shall be void, ab initio.

     8.  Founder's Stock.  Founder's Shares shall be affected as follows:

     (A) In the event (i) Founder dies; (ii) of a breach by Founder of any of the terms of the Consulting Agreement or the Common Stock Acquisition Agreement by which Founder purchased the Founder's Shares; or (iii) the Consulting Agreement shall have been terminated by the Corporation for Due Cause (as such term is defined in the Consulting Agreement) or if Dr. Marr voluntarily terminates the Consulting Agreement (any such case, a "Discontinuation Event"), certain of Founder's Shares, defined below as "Unvested Shares," shall be repurchased and paid for in full by the Corporation at the Original Purchase Price within 30 days of such Discontinuation Event. Unvested Shares shall be those Founder's Shares which have not yet vested according to the schedule set forth in Schedule 1 hereto. Notwithstanding the preceding sentence, in the event the Corporation's Board of Directors approves a sale or merger (other than a merger with or into a wholly-owned subsidiary of the Corporation or a merger in which the Corporation is the surviving entity) of the Corporation or an initial public offering of the Corporation's stock (any of which events is defined herein as a "Triggering Transaction"), Founder will be notified of such Board action. Any of Founder's then Unvested Shares will become Vested Shares (as defined below) simultaneously with the consummation of the Triggering Transaction. Upon the occurrence of a Discontinuation Event, all of Founder's Unvested Shares shall forever remain Unvested Shares.

     (B) Upon the occurrence of a Discontinuation Event, Founder's Shares which are vested pursuant to Schedule 1 hereto ("Vested Shares") may be repurchased by the Corporation, solely at the option of the Corporation (the "Corporation Option"), at Fair Market Value (as defined below). The Corporation agrees to give Founder (or his estate) notice of its intent to exercise the Corporation Option within ninety (90) days of the date of such Discontinuation Event and to pay for those shares for which it exercises such Corporation Option as follows:
3/24ths of the total price within 90 days of the date of the Discontinuation Event, with the balance to be paid in equal monthly installments over the next succeeding twenty-one months.

     (C) Termination For Cause. Prior to the Corporation's initial public offering, in the event of a Discontinuation Event with respect to Founder occurring as a result of an event set forth in clauses (ii) or (iii) of Section 8(A) above, then with respect to any of Founder's Shares not repurchased by the Corporation pursuant to Sections 8(A) or 8(B) above, Founder shall, in all matters put forth to a vote of the holders of Common Stock (i) cause such Founder's Shares to be represented at any meeting of the stockholders of the Corporation and (ii) vote such shares in the same proportion and in the same manner as all other Common Stock is voted.

     (D) Fair Market Value. For the purposes of Section 8(B), Fair Market Value shall be that value as determined in good faith by the Board of Directors. Any Founder (or his estate) may request an appraisal by written notice of objection delivered not later than fifteen (15) days after receipt of such Fair Market Value determination by the Board of Directors. If an appraisal is demanded, the Corporation shall select an appraiser reasonably acceptable to Founder (or his estate) to appraise Founder's Vested Shares, and the repurchase price payable upon the Corporation's exercise of the Corporation Option shall be the higher of such appraisal and such Fair Market Value determination by the Board of Directors. If such appraisal results in a valuation more than 10% higher than the Fair Market Value determination by the Board of Directors, then all expenses of such appraisal shall be paid by the Corporation; otherwise, all expenses of such appraisal shall be paid by Founder (or his estate).

     9. Approved Sale of Corporation. (A) If the Corporation's Board of Directors has adopted a resolution of the Board of Directors approving the sale of the Corporation to any person (such person, the "Acquiring Entity"), whether by merger, consolidation, sale of all or substantially all of the Corporation's assets or sale of all of the outstanding capital stock (such sale, an "Approved Sale"), Founder and each Purchaser will consent to, vote for and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of stock, Founder and each Purchaser hereby agrees to sell all of their respective Shares (and all rights thereto) on the terms and conditions approved by the Board of Directors, provided that each holder of Common Stock receives in the Approved Sale the same amount and type of consideration for its interest in the Corporation as is received by the holders of the Series A Convertible Preferred Stock, (the "Preferred Stock"), assuming such holders had converted their respective shares of Preferred Stock into Common Stock. Founder and each Purchaser will take all actions reasonably required to facilitate and consummate an Approved Sale of the Corporation.

     (B) The Corporation shall give written notice (a "Sale Notice") of any such Approved Sale to Founder and Purchasers. A Sale Notice shall contain (i) the name and address of the prospective Acquiring Entity; (ii) the purchase price and other material terms and conditions of the Approved Sale; (iii) the date on which the Approved Sale is intended to be consummated; (iv) the date on which the Corporation's Board of Directors approved the Approved Sale and (v) the Founder's and Purchaser's Shares proposed to be sold. Upon receipt of a Sale Notice, Founder and each Purchaser shall be required to consent to such Approved Sale and to sell its Founder's or Purchaser's Shares, as the case may be, to the Acquiring Entity designated therein within 30 days of receipt thereof or such later date as may be specified in the Sale Notice. No Purchaser or Founder shall be required to make any representations and warranties other than representations and warranties concerning its ownership of such Founder's or Purchaser's Shares, the absence of any liens or encumbrances thereon and its authority to sell such Shares; and provided further that, if the terms of such Approved Sale provide for the escrow of any amount of proceeds resulting from an Approved Sale or to accept indebtedness or other securities subject to indemnification or other rights of offset, then Founder and Purchasers shall be required to escrow a pro rata amount of its proceeds from such Approved Sale and/or to accept such indebtedness or other securities.

     (C) If the Corporation or Founder, in connection with any Approved Sale, enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), Founder will at the request of the Corporation, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Corporation. If Founder appoints the purchaser representative designated by the Corporation, the Corporation will pay the fees of such purchaser representative, but if Founder declines to appoint the purchaser representative designated by the Corporation, Founder will appoint another purchaser representative (reasonably acceptable to the Corporation), and Founder will be responsible for the fees of the purchaser representative so appointed.

     10. Right of First Refusal. (A) Except pursuant to Section 9 above, if at any time Founder desires to sell for cash all or any part of Founder's Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), Founder shall submit a written offer (the "Offer") to sell Founder's Shares (the "Offered Shares") to the Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which Founder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Founder's Shares owned by Founder, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this Section 10 and Section 11 below and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale. The Offer shall further state that the Purchasers may acquire, in accordance with the provisions of this Agreement, all but not less than all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

     (B) Each Purchaser shall have the absolute right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Purchasers' Shares (as defined below) then owned by such Purchaser and the denominator of which shall be the aggregate number of Purchasers' Shares then owned by all of the Purchasers. For purposes of this Section 10, all of the securities of the Corporation which a Purchaser has acquired, or has the right to acquire from the Corporation, upon the conversion, exercise or exchange of any of the securities of the Corporation then owned by such Purchaser shall be deemed to be Purchasers' Shares then owned by such Purchaser. (The amount of Offered Shares that each Purchaser is entitled to purchase under this Section 10(B) shall be referred to as its "Pro Rata Fraction").

     (C) The Purchasers shall have a right of oversubscription such that if any Purchaser fails to accept the Offer as to its Pro Rata Fraction, the other Purchasers shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by a Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves. In the event that the Purchasers in the aggregate shall not have elected in the manner set forth below to purchase all of the Offered Shares, the Purchasers shall not have the right to purchase any of the Offered Shares and the Founder shall have the right to sell the Offered Shares in accordance with Section 10(E) below.

     (D) If the Purchasers, in the aggregate, desire to purchase all of the Offered Shares, such Purchaser(s) shall communicate in writing their election to purchase to Founder, which communication shall state the number of Offered Shares each Purchaser desires to purchase (which shall in the aggregate be equal to all the Offered Shares) and shall be given to Founder within thirty days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to a Purchaser's right to purchase more than its Pro Rata Fraction). Sales of the Offered Shares to be sold to purchasing Purchasers pursuant to this Section 10 shall be made at the offices of the Corporation on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by Founder's delivery to each purchasing Purchaser of a certificate or certificates evidencing the Offered Shares to be purchased by it, free and clear of any liens, claims or encumbrances of any kind (other than pursuant to this Agreement), duly endorsed for transfer to such purchasing Purchaser and with any requisite stock transfer stamps attached, against payment to Founder of the purchase price therefor by such purchasing Purchaser.

     (E) If the Purchasers do not purchase all of the Offered Shares, the Offered Shares may be sold by Founder at any time within six months after the date the Offer was made, subject to Section 11 below and the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of a prior offer pursuant to this Section 10.

     11. Co-Sale Rights. (A) If at any time a Purchaser desires to sell all or any part of its Common Stock or Preferred Stock ("Purchaser's Shares") pursuant to a bona fide offer from a third party (for purposes of this Section 11, also a "Proposed Transferee"), such Purchaser shall deliver a written notice (the "Notice") of such proposed sale of such Purchaser's Shares (for purposes of this
Section 11, also "Offered Shares") to the other Purchaser. The Notice shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Purchaser's Shares owned by such Purchaser, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this
Section 11 and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale.

     (B) (i) If a Purchaser elects not to purchase any Offered Shares pursuant to Section 10 above; or (ii) if upon receipt of a Notice pursuant to Section 11(A) above, such Purchaser desires to sell any of such Purchaser's Shares, then such Purchaser shall have the right, exercisable upon written notice (the "Co-Sale Acceptance Notice") to the selling Founder or Purchaser, as applicable, given within thirty (30) days after the Offer or Notice, as applicable has been delivered pursuant to Section 10 or 11(A) above, to participate in the proposed sale of Offered Shares pursuant to the terms and conditions specified in the Offer or Notice, as applicable, and the selling Founder or Purchaser, as applicable, shall require the Proposed Transferee designated in the Offer or Notice, as applicable, to purchase from such Founder or Purchaser up to the number of whole shares of Common Stock or Preferred Stock, as applicable, equal to the product of (i) the total number of Offered Shares to be transferred in such proposed sale as specified in the Offer or Notice, as applicable, and (ii) a fraction, the numerator of which (a) in the case of Offered Shares which are Common Stock, is the number of outstanding shares of Common Stock held by such Purchaser (including any Common Stock issuable to such Purchaser upon the conversion or exchange of any Purchaser's Shares convertible or exchangeable into Common Stock) or (b) in the case of Offered Shares which are Preferred Stock, is the number of outstanding shares of Preferred Stock held by such Purchaser, and the denominator of which (c) in the case of Offered Shares which are Common Stock, is the total number of shares of Common Stock (on a fully-diluted basis) then outstanding or (d) in the case of Offered Shares which are Preferred Stock, is the total number of shares of Preferred Stock (on a fully-diluted basis) then outstanding. The Co-Sale Acceptance Notice shall state the number of shares such Purchaser proposes to include in such proposed sale to the Proposed Transferee (up to the number of shares as calculated pursuant to the immediately preceding sentence). Any such sale by such

Purchaser shall be at the same price per share (including price and type of consideration) received by the Proposed Transferee and otherwise on identical terms and conditions as received by the selling Founder or Purchaser, as the case may be, in its sale to the Proposed Transferee. In the event that the Proposed Transferee does not purchase shares of Common Stock and/or Preferred Stock from Purchasers who have timely delivered a Co-Sale Acceptance Notice as required by this Section 11, then the selling Founder or Purchaser, as the case may be, shall not be permitted to, and shall not, sell any Offered Shares to the Proposed Transferee in the proposed sale.

     (C) If no Co-Sale Acceptance Notice is received by the selling Founder or Purchaser, as the case may be, during the 30-day period referred to in Section 11(A) above, then such Founder or Purchaser, as the case may be, shall have the right to sell the Offered Shares at any time within six months after the date the Offer or Notice, as the case may be was delivered, subject to the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer or Notice, as applicable. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of Section 10 and this Section 11.

     (D) Notwithstanding the foregoing, this Section 11 shall not apply to any Transfer by any Purchaser or Founder of Shares: (i) to such Purchaser's or Founder's affiliates, members of such Purchaser's or Founder's immediate family, family trusts or Purchasers, (ii) constituting a gift or gifts, or (iii) constituting less than 1% of the outstanding class of Shares to be Transferred.

     12. Termination. The Corporation's right to repurchase Vested Shares pursuant to Section 8 hereof, and the provisions of Sections 7, 9, 10, 11 and 13 hereof, shall terminate immediately upon the closing of a firm commitment, underwritten public offering registered under the Securities Act, (other than a registration relating solely to a transaction referred to in Rule 145 under the Securities Act (or any successor rule) or to an employee benefit plan of the Corporation), at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $2.50 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and in which the aggregate proceeds to the Corporation and/or selling stockholders (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) exceed $5,000,000.

     13. Failure to Deliver Shares. If Founder becomes obligated to sell any Founder's Shares to a Purchaser or the Corporation under this Agreement and fails to deliver such Founder's Shares in accordance with the terms of this Agreement, such Purchaser or the Corporation, as the case may be, may, at its option, in addition to all other remedies it may have, send to Founder the purchase price for such Founder's

Shares as is herein specified. Thereupon, the Corporation upon written notice to Founder, (i) shall cancel on its books the certificate or certificates representing the Founder's Shares to be sold and (ii) shall issue, in lieu thereof, in the name of such Purchaser or the corporation, as the case may be, a new certificate or certificates representing such Founder's Shares, and thereupon all of Founder's rights in and to such Founder's Shares shall terminate.

     14. Lock-up. If requested by the underwriters for the initial underwritten public offering of securities of the Corporation, Founder and each Purchaser shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of such Founder's or Purchaser's Shares, without the written consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering. This Section 14 shall expressly survive the termination of this Agreement.

     15. No Waiver. Any waiver of a breach of any of the terms of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other terms or conditions, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or any other provision.

     16. Successors and Assigns. The rights, benefits and obligations of the Corporation under this Agreement and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against its successors and assigns. Subject to the limitations set forth herein, this Agreement shall inure to the benefit of and be binding upon the Founders' heirs, successors and assigns. Subject to the limitations set forth herein, neither this Agreement nor any rights or obligations hereunder shall be assigned by any Founder. The rights of the Purchasers hereunder shall inure to the benefit of and be binding upon the Purchasers respective successors and assigns.

     17. Entire Agreement. The Agreement (with respect to the Corporation and the Purchasers, together with the Purchase Agreement), constitutes the entire agreement among the parties. This Founders Agreement may not be amended or modified, except in writing, and signed by each of the Purchasers and Founder.

     18. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application. To that end, the provisions of this Agreement are to be severable.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to its conflicts of laws principles).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF. the Corporation has caused this Agreement to be signed and each Founder has executed this Agreement as of the date shown below.

                                GENOMICA CORPORATION

Dated:__________, 1996          BY:  /s/ James L. Rathmann
                                   ------------------------------------
                                TITLE:_________________________________

Dated:__________, 1996          FOUNDER:  /s/ Dr. Thomas G. Marr
                                        -------------------------------
                                              Dr. Thomas G. Marr

                                PURCHASERS:

                                FALCON TECHNOLOGY PARTNERS, L.P.
                                        A Delaware limited partnership

                                BY:  /s/ James L. Rathmann
                                   ------------------------------------
                                TITLE:  General Partner


                                HARRIS & HARRIS GROUP, INC.
                                        A Delaware corporation


                                BY:  /s/ D.C.J.
                                   ------------------------------------
                                TITLE:  Executive Vice President
                                      ---------------------------------

                                  SCHEDULE 1
                                  ----------

Founder       Founders'      Vesting Schedule
-------       ---------      ----------------
              Shares
              ------

Marr          1,080,000      540,000 shares are Vested Shares immediately;
              ($1080.00)     9,000 shares become Vested Shares on the first day
                             of each calendar month commencing after the date hereof.

                                   Exhibit A

                             CONSULTING AGREEMENT
                             --------------------
                               (Dr. Thomas Marr)

     AGREEMENT made as of March 22, 1996 by and between Genomica Corporation, a Delaware corporation (the "Company''), and Dr. Thomas Marr ("Dr. Marr").

     Dr. Marr is a Senior Scientist at Cold Spring Harbor Laboratory ("Cold Spring Harbor"), a director of the Company, the key inventor of a software system entitled "Genome Topographer" which the Company has been organized to exploit, and a party to a Common Stock Acquisition Agreement dated the date hereof with the Company (the "Marr Stock Acquisition Agreement") which provides for the acquisition by Dr. Marr of shares of common stock of the Company.

     Pursuant to a License Agreement dated the date hereof, Cold Spring Harbor has granted the Company an exclusive license to intellectual property rights pertaining to Genome Topographer.

     The Company, Harris & Harris Group, Inc., a New York corporation (the "Corporate Investor"), and Falcon Technology Partners, L.P., (the "LP Investor" and together with the Corporate Investor, the "Investors"), are parties to a Series A Convertible Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") which provides for the purchase by the Investors of authorized but unissued shares of the Company's Series A Preferred Stock (the "Investors Stock Purchase").

     The Stock Purchase Agreement provides, among other things, that it is a condition to the Investors' respective obligations to consummate the Investors Stock Purchase that Dr. Marr enter into a Consulting Agreement with the Company substantially in the form of this Agreement.

     The parties to the Stock Purchase Agreement and Dr. Marr desire that such condition be satisfied, and Dr. Marr is willing to provide his services to the Company on the terms set forth herein.

     NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1.  Term; Consulting Fees; Independent Contractor.

            (a) The Company hereby agrees to retain the services of Dr. Marr as a consultant to the Company, and Dr. Marr hereby agrees to render such services to the Company, upon the terms set forth in this Agreement, for the period commencing on the date hereof and ending on the fifth anniversary of such date, unless extended in accordance with the provisions of this Section 1 or earlier terminated in accordance with the provisions of Section 6 (as so extended or terminated, the "Term"). On each day after the third anniversary of the date hereof, the Term shall be automatically extended for an additional day from the then current expiration date of the Term, so that at any time the remaining Term will consist of two years. During the, Term, the Company will pay to Dr. Marr a base consulting fee for his services at the annual rate of $75,000, payable in arrears in equal monthly installments.

            (b) The Company and Dr. Marr hereby acknowledge and agree that Dr. Marr shall perform the services provided for herein as an independent contractor and not as an employee of the Company. Dr. Marr agrees that he will file his own tax returns on the basis of his status as an independent contractor for the reporting of all income, social security, employment and other taxes due and owing on the consideration received by him under this Agreement and that he is responsible for the payment of such taxes. Similarly, Dr. Marr shall not be entitled to benefits specifically associated with employment status, such as medical, dental and life insurance, stock (except as provided in the Marr Stock Acquisition Agreement), and shall not be entitled to participate in any other Company-sponsored employee benefit programs.

          Section 2. Duties. During the Term, Dr. Marr shall provide such consulting and advisory services to the Company in the areas set forth on
Schedule I hereto as the Company may reasonably request (the "Consulting Services").

          Section 3. Expenses. During the Term, Dr. Marr shall be entitled to reimbursement for expenses incurred by him in connection with the performance of his duties hereunder upon receipt of vouchers therefor in accordance with such procedures as the Company has heretofore or may hereafter establish, or as may be required by the Internal Revenue Service with respect to deduction of business expenses by the Company.

          Section 4. Termination of Service. Notwithstanding any other provision of this Agreement, this Agreement (and thus the Term) may be terminated as follows:

                 (a) Due Cause. By the Company, at any time, for Due Cause. As used herein, the term "Due Cause" shall mean:

                      (i) actions or omissions of Dr. Marr constituting willful and material misconduct intended to enrich Dr. Marr at the expense of the Company;

                      (ii) the willful and continued failure by Dr. Marr substantially to perform his duties hereunder (other than as a result of disability), which continues for a period of at least thirty (30) days after a demand for substantial performance is delivered to Dr. Marr by the Company's Board of Directors (the "Board") which specifically identifies the manner in which the Board believes that Dr. Marr has not substantially performed such duties; or

                      (iii) the conviction of Dr. Marr of a felonious crime, but not a misdemeanor, involving moral turpitude.

                 (b) Illness or Disability. By the Company, at any time, if Dr. Marr should be prevented by illness, accident or other disability (mental or physical) from discharging his duties hereunder for a period of sixty (60) consecutive days or a cumulative period of one hundred twenty (120) days in any period of two hundred forty (240) consecutive days.

                 (c) Voluntary by Dr. Marr For Convenience. By Dr. Marr for convenience, upon written notice to the Company given at least ninety (90) days prior to the effective termination date.

                 (d) Voluntary by Dr. Marr Upon Termination of License Agreement. By Dr. Marr, if the License Agreement dated the date hereof between Cold Spring Harbor and the Company has been terminated in accordance with its terms, upon written notice to the Company given at least ten (10) days prior to the effective termination date.

                 (e) Material Breach by the Company. By Dr. Marr, at any time by written notice to the Company, upon any material breach by the Company of the terms hereof which continues uncured for a period of at least thirty (30) days after a demand for substantial performance is delivered to the Board by Dr. Marr which specifically identifies the manner in which Dr. Marr believes the Company has materially breached this Agreement.

                 (f)  Death.  Automatically, in the event of Dr. Marr's death.

                 (g) By The Company Without Due Cause. By the Company, for convenience upon written notice to Dr. Marr given at least ninety (90) days prior to the effective termination date.

            In the event that this Agreement (and thus the Term) is terminated pursuant to any of Sections 4(a), 4(b), 4(c) or 4(f) above, the Company's obligation to pay further compensation to Dr. Marr hereunder shall cease forthwith, except that Dr. Marr (or his executor in the case of his death) shall be entitled to receive his base consulting fee through the last day of the month in which such termination occurs (or the effective date of termination in the case of termination pursuant to Section 4(a) or 4(c)). In the event that this Agreement (and thus the Term) is terminated pursuant to
Section 4(d), 4(e) or 4(g) above, the Company shall continue to pay Dr. Marr his base consulting fee for the remainder of the then current Term (as in effect prior to such termination) at the same times as if such termination had not occurred, provided that without limitation of its other rights or remedies, the Company shall have the right to discontinue such consulting fee payments if (i) Dr. Marr's representations and warranties contained in Section 6(a) prove to have been untrue in any material respect or (ii) Dr. Marr breaches or has breached in any material respect the Nondisclosure and Developments Agreement (as defined herein) or the provisions of Section 6(b) or 7 hereof.

     Section 5. Proprietary Information. Dr. Marr has executed and delivered to the Company a Consultant Nondisclosure and Inventions Agreement in the form of Exhibit A hereto (the "Non-Disclosure and Developments Agreement") which is hereby incorporated into and made a part hereof.

     Section 6.  Other Obligations.

            (a) Dr. Marr hereby represents and warrants to, and agrees with, the Company that (i) his performance of the Consulting Services will not (A) result in a violation by him of any material term of any employment agreement, non-disclosure agreement, noncompete agreement or other similar agreement with any current or previous employer of his or (B) result in a breach of any obligation binding on him which would prohibit the use of information obtained from him which the Company has used or may use in the future, (ii) he is currently employed only by Cold Spring Harbor and is not a consultant or scientific advisor to any person or entity other than Sequana Therapeutics, Inc. ("Sequana") and (iii) on or prior to the date hereof, Dr. Marr has delivered to the Company true and correct copies of all agreements and other documents which set forth the terms of Dr. Marr's relationship with Sequana, and such terms will not be altered or amended in any material respect without the prior written consent of the Company.

            (b) Dr. Marr undertakes that, in the performance of the Consulting Services, Dr. Marr will not use any materials, information, technology, know-how or documents of a former or current employer which are not generally available to the public, unless Dr. Marr or the Company has obtained written authorization from the current or former employer for their possession and use.

     Section 7.  Non-Solicitation.  During the Term (which, if this
Agreement is terminated other than pursuant to any of Sections 4(d), 4(e) or 4(g), shall, for purposes of this Section 7, mean the Term as in effect immediately prior to such termination), Dr. Marr will not, directly or indirectly, without the prior written consent of the Company, solicit or induce any employee of the Company or any affiliate of the Company to leave the employ of the Company or such affiliate or hire for any purpose any employee of the

Company or any affiliate of the Company or any employee who has left the employment of the Company or any such affiliate within one year of the termination of said employee's employment with the Company.

     Section 8. Agreement Not to Compete. During the term (which, if this Agreement is terminated other than pursuant to any of Sections 4(d), 4(e) or 4(g), shall, for purposes of this Section 8, mean the Term as in effect immediately prior to such termination), Dr. Marr will not, directly or indirectly, engage or become interested (whether as an owner, stockholder, partner, lender, investor, director, officer, employee, consultant or otherwise) in any business or enterprise that is competitive with any significant part of the business conducted by the Company or any affiliate of the Company (which for purposes of this Section a shall be deemed to be competitive if it involves similar research or development activities as those of the Company or any such affiliate or similar types of products or services or proposed or anticipated products or services as those of the Company or any such affiliate), provided that (i) the continuation of Dr. Marr's current relationship with Sequana (without expansion of the scope thereof or Dr. Marr's responsibilities) until such time as the Company's business or research or development activities are competitive with those of Sequana and (ii) ownership by Dr. Marr of not more than 1% of the outstanding securities of any class of any corporation that are listed on a national securities exchange or traded in the over-the-counter market, all not be considered a breach of this Section 8.

     Section 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when hand delivered (including by reputable overnight courier), five business days after being mailed by first-class, registered or certified mail, postage prepaid, or when transmitted by facsimile (with "answer-back" confirmation) as follows: (a) if to Dr. Marr, to him at Cold Spring Harbor Laboratory, One Bungtown Road, Cold Spring Harbor, New York 11724 (Facsimile No.: 516-367-8461); and (b) if to the Company, c/o Falcon Technology Partners, L.P., 600 Dorset Road, Devon, PA 19333
Attention: President (Facsimile No.: ((215) 994 2222), with a copy to Harris & Harris Group, Inc., One Rockefeller Plaza, 14 West 49th Street, New York, New York, 10020, Attention: David C. Johnson, Jr. (Facsimile No.: ((212) 332-3601); or to such other person(s) or address(ed) as either party shall have previously furnished to the other party in accordance with this Section 9.

     Section 10. Successors; Assignability; Entire Agreement. This Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto, provided that this Agreement shall not be assignable (in whole or in part) by Dr. Marr. This Agreement and the agreements referred to herein constitute the entire agreement between the Company and Dr. Marr with respect to the matters set forth herein and therein.

     Section 11. Amendments; Waivers. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any waiver, change, modification, consent or discharge is sought. Any failure to enforce any provision hereof shall not operate as a waiver of such provision or of any other provision hereof.

     Section 12. Enforcement. Dr. Marr agrees that the Company would not be fairly compensated by money damages for any breach of this Agreement by him and therefore, in the event of a breach or threatened breach of this Agreement, the Company shall be entitled to specific performance, an injunction and other equitable relief in addition to money damages and other legal remedies. Dr. Marr hereby waives any requirement that the Company post a bond or surety in connection with its attempts to enforce this Agreement.

     Section 13. Severability. In case any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. Without limiting the generality of the foregoing, if any provision of this Agreement is determined to be illegal or unenforceable because of the duration thereof or the area or scope covered, the parties hereby request any court making such determination to reduce the duration, area and/or scope so that in its reduced form such covenant shall be enforceable, and the parties agree that in such event all remaining provisions shall remain in full force and effect.

     Section 14. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     Section 15. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     Section 16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws (other than the laws governing conflict of law questions) of the State of New York.

     IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of the date first above written.

                                       GENOMICA CORPORATION


                                       By:  /s/ James L. Rathmann
                                          --------------------------------------
                                            Name:  James L. Rathmann
                                            Title:  President


                                        /s/ Dr. Thomas Marr
                                       -----------------------------------------
                                            Dr. Thomas Marr

                                                                      Schedule I
                                                                      ----------

              Areas Covered By Exclusive Consulting Relationship
              --------------------------------------------------

        1.  Genome Topographer product development
        2.  Genetic Disease Analysis tools
        3.  Locus interaction and gene expression
        4.  Gene discovery
        5.  Bioinformatic applications in the healthcare industry.

                           CONSULTANT NONDISCLOSURE
                                      AND
                             INVENTIONS AGREEMENT
                             --------------------

Name:     /s/ Thomas Marr              Engagement Date:      March 22, 1996
     ------------------------------                    -------------------------
          (Type or Print)

          In consideration of my engagement as a consultant to and the consulting fees paid to me by Genomica Corporation, or any of its parent, subsidiary or affiliate companies (all hereafter collectively called the "Company") during the term of such engagement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, having read and understood, I hereby agree to, the following provisions for the protection of the property rights of the Company and for the protection of the rights of others who have entrusted the Company with confidential proprietary information:

          1. Disclosure to the Company. Subject to Section 4, I agree to disclose fully and promptly to the Company all Proprietary Information which is developed, conceived, reduced to practice or learned by me solely or jointly with others, at any time during the term of my engagement as a consultant to the Company (my "Engagement"). I agree to make and maintain written records of the aforesaid Proprietary Information and to submit promptly the same, and to make supplemental oral disclosure, to the Company. The term "Proprietary Information" means all intellectual property and/or physical work product, including without limitation, inventions, whether or not patentable and whether or not tested or reduced to practice, discoveries, ideas, conceptions, processes, developments, designs, business plans, trade secrets, mask works, know-how and tangible expressions, whether or not copyrightable, computer software, systems, programs or procedures, which (a) relates in any way to the actual or anticipated business activities of the Company, (b) results from, or is suggested by, work which is performed for the Company or which is funded in whole or in part by the Company or (c) results from any use of premises, equipment or property (tangible or intangible) owned, leased, licensed or contracted for by the Company.

          2. Ownership and Assignment of Assigned Intellectual Property. I agree to assign and hereby do assign to the Company as its exclusive property the entire right, title and interest in and to all Proprietary Information embraced by Paragraph 1 above which is developed, conceived, reduced to practice or learned by me solely or jointly with others in the course of my performing services for the Company pursuant to my Engagement, including without limitation, all patents, patent applications and copyrights with respect thereto (the "Assigned Intellectual Property"). I further agree to execute all papers, and otherwise to provide all requested assistance, at the Company's expense, during and subsequent to my Engagement, to enable the Company or its nominees to obtain such patents, copyrights and other legal protection as it may desire in


                                      1.

Genomica Corporation
Consultant Confidentiality and Inventions Agreement
Page 2

any country. All copyrightable work ("Work") created by me in the course of my performing services for the Company pursuant to my Engagement is intended to be a "work made for hire" as that term is defined in Section 101 of the Copyright Act of 1976, as amended (the "Copyright Act"), and shall be the property of the Company, and the Company shall be the sole author of such work within the meaning of the Copyright Act. All such Works, as well as copies of such Works in whatever medium fixed or embodied, shall be owned exclusively by the Company and I expressly disclaim any interest in them. If the copyright to any such Works shall not be the property of the Company by operation of law, I hereby assign and will assign to the Company, without further consideration, all right, title and interest in such Work and will assist the Company, at its expense, to secure, maintain and defend for the benefit of the Company all copyrights, registrations, extensions and renewals on any and all such Work, including translations thereof in any and all countries, such Work to be and remain the property of the Company whether copyrighted or not.

          I hereby waive all moral rights and all inalienable rights that I may have in any Work, including without limitation, any right to identification of authorship, any right of approval on modifications or limitation on subsequent modifications. To the extent that this waiver is deemed unenforceable under applicable law, I acknowledge and agree that I will not exercise any such inalienable right without the specific prior written consent of the Company.

          In the event that the Company is unable, after reasonable effort, to secure my signature on letters patent, copyright or other documents relating to any Assigned Intellectual Property, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such applications(s) and to take all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other documents with the same legal force and effect as if executed by me.

          The assignment provisions of this Agreement shall not apply to Assigned Intellectual Property which is exempt from assignment under the applicable laws of the state governing the terms of the Consulting Agreement between me and the Company dated as of even date herewith, to which the form of this Agreement is attached as Exhibit A. I agree, however, that the Company shall have a non-exclusive, fully paid license to use for all purposes anywhere in the world any Assigned Intellectual Property within the scope of the actual or anticipated business of the Company but not assigned to


Consultant's name: Dr. Thomas Marr
Consultant Initial Here   ________

Genomica Corporation
Consultant Confidentiality and Inventions Agreement
Page 3

the Company under this Agreement unless such a license is prohibited by statute or by a court of last resort and final jurisdiction.

          I understand and agree that the Company shall determine, in its sole and absolute discretion, whether an application for or registration of any patent, copyright or other intellectual property right shall be filed on any development assigned to the Company under this Agreement, and whether such an application shall be prosecuted or abandoned prior to issuance or registration.

          3. Confidentiality. I agree that without the written permission of the Company, I will not either during or subsequent to my Engagement, use, publish or otherwise disclose any Confidential Information except in the course of my duties with and in furtherance of the business of the Company and, with respect to Confidential Information which does not constitute Assigned Intellectual Property, except as required by my employment relationship with Cold Spring Harbor Laboratory. The term "Confidential Information" means any Proprietary Information or any knowledge, information or materials about the products, services, know-how, research and development, customers, or business plans of the Company or any confidential information about financial matters, marketing, pricing, compensation or any other confidential information of the Company, its customers, or others from whom the Company has received information under obligations of confidence. The foregoing restrictions of this Section 3 shall not apply if (a) the proprietary or confidential information becomes available to the public through no fault of the recipient of such disclosure,
(b) the proprietary or confidential information was known to the recipient prior to the disclosure, and such prior knowledge is ascertainable from written records or documents of the recipient, and the recipient is under no such obligation of confidentiality with respect to such prior knowledge or (c) the proprietary or confidential information is subsequently received in good faith from a third party without breaching any obligation of confidentiality of the third party and without breaching any such obligation imposed by the third party.

          4. Confidential Information of Others. I agree not to disclose to the Company, or to use in my work at the Company (a) any confidential information belonging to Cold Spring Harbor Laboratory ("CSHL") or others or (b) any prior inventions made by me which the Company is not entitled to learn of or use. I represent that the inventions identified in the _____ pages I attach hereto constitute all of the unpatented inventions which I have made prior to my Engagement, which inventions shall be excluded from this Agreement. (It is only necessary to list the title of such


Consultant's name: Dr. Thomas Marr
Consultant Initial Here   ________

Genomica Corporation
Consultant Confidentiality and Inventions Agreement
Page 4

inventions and the purpose thereof.) If there are no such unpatented inventions, I have written my initials here: _____.

          5. Return of Materials. Upon the request of the Company at any time and in the event of the termination of my Engagement, whether or not such termination is voluntary, I will deliver promptly to my supervisor at the Company, or to the Board of Directors of the Company, all documents which relate to business activities of the Company, and all materials and things which belong to the Company or have been given to me by the Company or others during the course of my engagement as a consultant thereto.

          6. Prior Agreements; Consultant Obligations Subject to CSHL Inventions Agreement. I represent that I have attached hereto a copy of the Inventions Agreement between CSHL and me, as currently in effect (the "CSHL Inventions Agreement"), and any other agreement (such as a prior employment agreement) which affects my ability to comply with the terms of this Agreement. It is expressly understood and agreed that my obligations hereunder shall be subject to the provisions of the CSHL Inventions Agreement.

          7. Enforcement. I agree that the Company would not be fairly compensated by money damages for any breach of this Agreement by me and therefore, in the event of a breach or threatened breach of this Agreement, the Company shall be entitled to specific performance, an injunction and other equitable relief in addition to money damages and other legal remedies. I hereby waive any requirement that the Company post a bond or surety in connection with its enforcement of this Agreement.




Consultant's name: Dr. Thomas Marr
Consultant Initial Here   ________

Genomica Corporation
Consultant Confidentiality and Inventions Agreement
Page 5


          8.  Miscellaneous.   This Agreement shall be binding on my executors,
administrators, heirs, legal representatives or assigns, and may not be modified except in writing with the approval of a duly authorized officer of the Company. If any provision of this Agreement is determined to be illegal or unenforceable, because of the duration thereof or the area or scope covered, I hereby request any court making such determination to reduce the duration, area and/or scope so that in its reduced form such covenant shall be enforceable and I agree that in such event all remaining provisions shall remain in full force and effect. This Agreement shall be governed and construed in accordance with the internal laws (other than the laws governing conflict of law questions) of the State of New York. This agreement and the Consulting Agreement referred to herein set the entire agreement between the Company and me with respect to the matters set forth herein and therein.

WITNESS:                                     CONSULTANT:



                                                        /s/ Thomas Marr
___________________________________          -----------------------------------

Date:______________________________          Date:            3/19/96
                                                  ------------------------------

                                             Social Security No.   ###-##-####
                                                                ----------------


WITNESS:                                     GENOMICA CORPORATION (for
                                             purposes of section 6 only)


                                             By:  /s/ James L. Rathmann
___________________________________             --------------------------------
                                                Name:  James L. Rathmann
Date:______________________________             Title:  President

                                             Date:           3/25/96
                                                  ------------------------------

                             GENOMICA CORPORATION
                              FOUNDERS AGREEMENT

     THIS AGREEMENT is made as of the 22 th day of March, 1996, by and among Genomica Corporation, a Delaware corporation, (the "Corporation"), Jacqueline Salit ("Founder") and the persons (the "Purchasers") named in Schedule I to a certain Series A Convertible Preferred Stock Purchase Agreement of the Corporation dated the date hereof (the "Purchase Agreement").

                                   RECITALS
                                   --------

     The Corporation is engaged in the highly competitive business of researching, developing, manufacturing and marketing computer software for the biotechnology industry on an international basis. Founder and the Corporation recognize and affirm that success or failure in this highly technical and highly competitive business is dependent on the ability of the Corporation to (1) develop and protect proprietary technology which will give the Corporation a competitive advantage in the marketplace; (2) incorporate this technology into products which themselves will or may become proprietary; and (3) develop and utilize processes which may be proprietary to accomplish (1) and (2) above.

     In order to achieve the above objectives, the Corporation has expended and will continue to expend substantial time, effort and financial resources. These activities include research, the attraction and training of key employees, and establishing relationships with necessary resources outside the Corporation. If information regarding the Corporation's research, processes or products were to fall into the hands of a competitor of the Corporation, it could be used in a manner which would cause serious and irreparable financial and business damage to the Corporation. For this reason, all information related to the Corporation's technology, research, products, and business strategies is considered to be confidential information which is proprietary to the Corporation.

     In addition, the Purchasers intend to invest in the Corporation pursuant to the Purchase Agreement based on the foregoing assumptions and such investment is contingent upon the execution and delivery of this Agreement by the Corporation and Founder.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above representations and understandings, and the promises and mutual agreements set forth below, the parties agree, effective on the date of the Agreement, to the following terms and conditions:

     1. Services. Founder agrees to serve the Corporation as reasonably directed by its Board of Directors or its designee, consistent with the scope of expertise and other employment obligations of Founder. Such services may include participation in the Corporation as a director, officer, scientific advisor, consultant, contractor and/or, with the agreement of Founder, an employee. In all such cases, the terms and conditions of this Agreement will continue to be binding.

     2. Founder's Stock. Founder has purchased from the Corporation an aggregate of 30,000 shares of Common Stock (the "Shares") at a per-share purchase price of $.001 (the "Original Purchase Price") as more specifically set forth on Schedule 1 hereto. Founder's Shares shall be subject to a number of restrictions as set forth in this Agreement. Certain of the restrictions with respect to Founder's Shares may terminate under various conditions pursuant hereto in consideration for Founder's service to the Corporation as described herein.

     3.  [INTENTIONALLY OMITTED]

     4. Disclosure and Assignment of Technology to Corporation. Concurrently with the execution of this Agreement, Founder is executing and delivering a Nondisclosure Agreement substantially in the form set forth as Exhibit A hereto (the "Nondisclosure Agreement").

     5.  [INTENTIONALLY OMITTED]

     6. Remedies in the Event of Breach. The Corporation, the Purchasers and Founder understand and agree that any breach or threatened breach by the Corporation or Founder of any of the provisions hereof cannot be remedied solely by the recovery of damages, and in the event of any such breach or threatened breach, the Corporation or the Purchasers, as the case may be, shall be entitled to injunctive relief, restraining Founder, and any business, firm, corporation, individual or other entity participating in such breach or attempted breach from engaging in any activity which would constitute a breach. The Corporation, the Purchasers and Founder further agree that any dispute arising under the terms of this Agreement shall be decided in accordance with the rules then in effect of the American Arbitration Association, and any arbitration award may be entered in a court of competent jurisdiction and enforced as a judgment thereof.
Nothing herein, however, shall be construed as (i) prohibiting the Corporation, the Purchasers or Founder from pursuing, in conjunction with an injunction or otherwise, any other remedies available in equity or at law for any such breach or threatened breach, including the recovery of damages; or (ii) limiting the Corporation's remedy against Founder as set forth in Section 13 below.

     7. Transferability. The Corporation and Founder agree (i) that Unvested Shares (as defined below) may not be sold, pledged or otherwise transferred ("Transferred") without the consent of the Board of Directors in its sole discretion

(except pursuant to Section 9 below); and (ii) Vested Shares (as defined below) may be Transferred only in accordance with the provisions set forth herein and only if the transferee of such Vested Shares agrees in writing to be bound by the provisions of Sections 9, 10, 11, 13 and 14 hereof. Any Founder's Shares Transferred not in accordance with the preceding sentence shall be void, ab initio.

     8.  Founder's Stock.  Founder's Shares shall be affected as follows:

     (A) In the event (i) Founder dies; (ii) of a breach by Founder of any of the terms of the Consulting Agreement or the Common Stock Acquisition Agreement by which Founder purchased the Founder's Shares (any such case, a "Discontinuation Event"), certain of Founder's Shares, defined below as "Unvested Shares," shall be repurchased and paid for in full by the Corporation at the Original Purchase Price within 30 days of such Discontinuation Event. Unvested Shares shall be those Founder's Shares which have not yet vested according to the schedule set forth in Schedule 1 hereto. Notwithstanding the preceding sentence, in the event the Corporation's Board of Directors approves a sale or merger (other than a merger with or into a wholly-owned subsidiary of the Corporation or a merger in which the Corporation is the surviving entity) of the Corporation or an initial public offering of the Corporation's stock (any of which events is defined herein as a "Triggering Transaction"), Founder will be notified of such Board action. Any of Founder's then Unvested Shares will become Vested Shares (as defined below) simultaneously with the consummation of the Triggering Transaction. Upon the occurrence of a Discontinuation Event, all of Founder's Unvested Shares shall forever remain Unvested Shares.

     (B) Upon the occurrence of a Discontinuation Event, Founder's Shares which are vested pursuant to Schedule 1 hereto ("Vested Shares") may be repurchased by the Corporation, solely at the option of the Corporation (the "Corporation Option"), at Fair Market Value (as defined below). The Corporation agrees to give Founder (or his estate) notice of its intent to exercise the Corporation Option within ninety (90) days of the date of such Discontinuation Event and to pay for those shares for which it exercises such Corporation Option as follows:
3/24ths of the total price within 90 days of the date of the Discontinuation Event, with the balance to be paid in equal monthly installments over the next succeeding twenty-one months.

     (C) Termination For Cause. Prior to the Corporation's initial public offering, in the event of a Discontinuation Event with respect to Founder occurring as a result of an event set forth in clause (ii) of Section 8(A) above, then with respect to any of Founder's Shares not repurchased by the Corporation pursuant to Sections 8(A) or 8(B) above, Founder shall, in all matters put forth to a vote of the holders of Common Stock (i) cause such Founder's Shares to be represented at any meeting of the stockholders of the Corporation and (ii) vote such shares in the same proportion and in the same manner as all other Common Stock is voted.

     (D) Fair Market Value. For the purposes of Section 8(B), Fair Market Value shall be that value as determined in good faith by the Board of Directors. Any Founder (or her estate) may request an appraisal by written notice of objection delivered not later than fifteen (15) days after receipt of such Fair Market Value determination by the Board of Directors. If an appraisal is demanded, the Corporation shall select an appraiser reasonably acceptable to Founder (or her estate) to appraise Founder's Vested Shares, and the repurchase price payable upon the Corporation's exercise of the Corporation Option shall be the higher of such appraisal and such Fair Market Value determination by the Board of Directors. If such appraisal results in a valuation more than 10% higher than the Fair Market Value determination by the Board of Directors, then all expenses of such appraisal shall be paid by the Corporation; otherwise, all expenses of such appraisal shall be paid by Founder (or her estate).

     9. Approved Sale of Corporation. (A) If the Corporation's Board of Directors has adopted a resolution of the Board of Directors approving the sale of the Corporation to any person (such person, the "Acquiring Entity"), whether by merger, consolidation, sale of all or substantially all of the Corporation's assets or sale of all of the outstanding capital stock (such sale, an "Approved Sale"), Founder and each Purchaser will consent to, vote for and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of stock, Founder and each Purchaser hereby agrees to sell all of their respective Shares (and all rights thereto) on the terms and conditions approved by the Board of Directors, provided that each holder of Common Stock receives in the Approved Sale the same amount and type of consideration for its interest in the Corporation as is received by the holders of the Series A Convertible Preferred Stock, (the "Preferred Stock"), assuming such holders had converted their respective shares of Preferred Stock into Common Stock. Founder and each Purchaser will take all actions reasonably required to facilitate and consummate an Approved Sale of the Corporation.

     (B) The Corporation shall give written notice (a "Sale Notice") of any such Approved Sale to Founder and Purchasers. A Sale Notice shall contain (i) the name and address of the prospective Acquiring Entity; (ii) the purchase price and other material terms and conditions of the Approved Sale; (iii) the date on which the Approved Sale is intended to be consummated; (iv) the date on which the Corporation's Board of Directors approved the Approved Sale and (v) the Founder's and Purchaser's Shares proposed to be sold. Upon receipt of a Sale Notice, Founder and each Purchaser shall be required to consent to such Approved Sale and to sell its Founder's or Purchaser's Shares, as the case may be, to the Acquiring Entity designated therein within 30 days of receipt thereof or such later date as may be specified in the Sale Notice. No Purchaser or Founder shall be required to make any representations and warranties other than representations and warranties concerning its ownership of such Founder's or Purchaser's Shares, the absence of any liens or encumbrances thereon and its authority to sell such Shares; and provided further that, if the terms of such
                                   ---------------------
Approved Sale provide for the escrow of any amount of proceeds resulting from an Approved Sale or to accept indebtedness or other securities subject to indemnification or other rights of offset, then Founder and Purchasers shall be required to escrow a pro rata amount of its proceeds from such Approved Sale and/or to accept such indebtedness or other securities.

     (C) If the Corporation or Founder, in connection with any Approved Sale, enters into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission under the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), Founder will at the request of the Corporation, appoint a purchaser representative (as such term is defined in Rule 501(h) promulgated by the Securities and Exchange Commission under the Securities Act) reasonably acceptable to the Corporation. If Founder appoints the purchaser representative designated by the Corporation, the Corporation will pay the fees of such purchaser representative, but if Founder declines to appoint the purchaser representative designated by the Corporation, Founder will appoint another purchaser representative (reasonably acceptable to the Corporation), and Founder will be responsible for the fees of the purchaser representative so appointed.

     10. Right of First Refusal. (A) Except pursuant to Section 9 above, if at any time Founder desires to sell for cash all or any part of Founder's Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), Founder shall submit a written offer (the "Offer") to sell Founder's Shares (the "Offered Shares") to the Purchasers on terms and conditions, including price, not less favorable to the Purchasers than those on which Founder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Founder's Shares owned by Founder, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this Section 10 and Section 11 below and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale. The Offer shall further state that the Purchasers may acquire, in accordance with the provisions of this Agreement, all but not less than all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

     (B) Each Purchaser shall have the absolute right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of Purchasers' Shares (as defined below) then owned by such Purchaser and the denominator of which shall be the aggregate number of Purchasers' Shares then owned by all of the Purchasers. For purposes of this Section 10, all of the securities of the Corporation which a Purchaser has acquired, or has the right to acquire from the Corporation, upon the conversion, exercise or exchange of any of the securities of the Corporation then owned by such Purchaser shall be deemed to be Purchasers' Shares then owned by such Purchaser. (The amount of Offered Shares that each Purchaser is entitled to purchase under this Section 10(B) shall be referred to as its "Pro Rata Fraction").

     (C) The Purchasers shall have a right of oversubscription such that if any Purchaser fails to accept the Offer as to its Pro Rata Fraction, the other Purchasers shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by a Purchaser by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Purchasers shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions or as they may otherwise agree among themselves. In the event that the Purchasers in the aggregate shall not have elected in the manner set forth below to purchase all of the Offered Shares, the Purchasers shall not have the right to purchase any of the Offered Shares and the Founder shall have the right to sell the Offered Shares in accordance with Section 10(E) below.

     (D) If the Purchasers, in the aggregate, desire to purchase all of the Offered Shares, such Purchaser(s) shall communicate in writing their election to purchase to Founder, which communication shall state the number of Offered Shares each Purchaser desires to purchase (which shall in the aggregate be equal to all the Offered Shares) and shall be given to Founder within thirty days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to a Purchaser's right to purchase more than its Pro Rata Fraction). Sales of the Offered Shares to be sold to purchasing Purchasers pursuant to this Section 10 shall be made at the offices of the Corporation on the 45th day following the date the Offer was made (or if such 45th day is not a business day, then on the next succeeding business day). Such sales shall be effected by Founder's delivery to each purchasing Purchaser of a certificate or certificates evidencing the Offered Shares to be purchased by it, free and clear of any liens, claims or encumbrances of any kind (other than pursuant to this Agreement), duly endorsed for transfer to such purchasing Purchaser and with any requisite stock transfer stamps attached, against payment to Founder of the purchase price therefor by such purchasing Purchaser.

     (E) If the Purchasers do not purchase all of the Offered Shares, the Offered Shares may be sold by Founder at any time within six months after the date the Offer was made, subject to Section 11 below and the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of a prior offer pursuant to this Section 10.

     11. Co-Sale Rights. (A) If at any time a Purchaser desires to sell all or any part of its Common Stock or Preferred Stock ("Purchaser's Shares") pursuant to a bona fide offer from a third party (for purposes of this Section 11, also a "Proposed Transferee"), such Purchaser shall deliver a written notice (the "Notice") of such proposed sale of such Purchaser's Shares (for purposes of this
Section 11, also "Offered Shares") to the other Purchaser. The Notice shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of Purchaser's Shares owned by such Purchaser, the terms and conditions, including price, of the proposed sale, that the proposed buyer has been informed of the rights and obligations provided for in this
Section 11 and has agreed to purchase Offered Shares in accordance with the terms of this Agreement, and any other material facts relating to the proposed sale.

     (B) (i) If a Purchaser elects not to purchase any Offered Shares pursuant to Section 10 above; or (ii) if upon receipt of a Notice pursuant to Section 11(A) above, such Purchaser desires to sell any of such Purchaser's Shares, then such Purchaser shall have the right, exercisable upon written notice (the "Co-Sale Acceptance Notice") to the selling Founder or Purchaser, as applicable, given within thirty (30) days after the Offer or Notice, as applicable has been delivered pursuant to Section 10 or 11(A) above, to participate in the proposed sale of Offered Shares pursuant to the terms and conditions specified in the Offer or Notice, as applicable, and the selling Founder or Purchaser, as applicable, shall require the Proposed Transferee designated in the Offer or Notice, as applicable, to purchase from such Founder or Purchaser up to the number of whole shares of Common Stock or Preferred Stock, as applicable, equal to the product of (i) the total number of Offered Shares to be transferred in such proposed sale as specified in the Offer or Notice, as applicable, and (ii) a fraction, the numerator of which (a) in the case of Offered Shares which are Common Stock, is the number of outstanding shares of Common Stock held by such Purchaser (including any Common Stock issuable to such Purchaser upon the conversion or exchange of any Purchaser's Shares convertible or exchangeable into Common Stock) or (b) in the case of Offered Shares which are Preferred Stock, is the number of outstanding shares of Preferred Stock held by such Purchaser, and the denominator of which (c) in the case of Offered Shares which are Common Stock, is the total number of shares of Common Stock (on a fully-diluted basis) then outstanding or (d) in the case of Offered Shares which are Preferred Stock, is the total number of shares of Preferred Stock (on a fully-diluted basis) then outstanding . The Co-Sale Acceptance Notice shall state the number of shares such Purchaser proposes to include in such proposed sale to the Proposed Transferee (up to the number of shares as calculated pursuant to the immediately preceding sentence). Any such sale by such Purchaser shall be at the same price per share (including price and type of consideration) received by the Proposed Transferee and otherwise on identical terms and conditions as received by the selling Founder or Purchaser, as the case may be, in its sale to the Proposed Transferee. In the event that the Proposed Transferee does not purchase shares of Common Stock and/or Preferred Stock from Purchasers who have timely delivered a Co-Sale Acceptance Notice as required by this Section 11, then the selling Founder or

Purchaser, as the case may be, shall not be permitted to, and shall not, sell any Offered Shares to the Proposed Transferee in the proposed sale.

     (C) If no Co-Sale Acceptance Notice is received by the selling Founder or Purchaser, as the case may be, during the 30-day period referred to in Section 11(A) above, then such Founder or Purchaser, as the case may be, shall have the right to sell the Offered Shares at any time within six months after the date the Offer or Notice, as the case may be was delivered, subject to the other provisions of this Agreement. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer or Notice, as applicable. Any Offered Shares not sold within such six-month period shall continue to be subject to the requirements of Section 10 and this Section 11.

     (D) Notwithstanding the foregoing, this Section 11 shall not apply to any Transfer by any Purchaser or Founder of Shares: (i) to such Purchaser's or Founder's affiliates, members of such Purchaser's or Founder's immediate family, family trusts or Purchasers, (ii) constituting a gift or gifts, or (iii) constituting less than 1% of the outstanding class of Shares to be Transferred.

     12. Termination. The Corporation's right to repurchase Vested Shares pursuant to Section 8 hereof, and the provisions of Sections 7, 9, 10, 11 and 13 hereof, shall terminate immediately upon the closing of a firm commitment, underwritten public offering registered under the Securities Act, (other than a registration relating solely to a transaction referred to in Rule 145 under the Securities Act (or any successor rule) or to an employee benefit plan of the Corporation), at a public offering price (prior to underwriters' discounts and expenses) equal to or exceeding $2.50 per share of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) and in which the aggregate proceeds to the Corporation and/or selling stockholders (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Corporation's counsel) exceed $5,000,000.

     13. Failure to Deliver Shares. If Founder becomes obligated to sell any Founder's Shares to a Purchaser or the Corporation under this Agreement and fails to deliver such Founder's Shares in accordance with the terms of this Agreement, such Purchaser or the Corporation, as the case may be, may, at its option, in addition to all other remedies it may have, send to Founder the purchase price for such Founder's Shares as is herein specified. Thereupon, the Corporation upon written notice to Founder, (i) shall cancel on its books the certificate or certificates representing the Founder's Shares to be sold and
(ii) shall issue, in lieu thereof, in the name of such Purchaser or the corporation, as the case may be, a new certificate or certificates representing such Founder's Shares, and thereupon all of Founder's rights in and to such Founder's Shares shall terminate.

     14. Lock-up. If requested by the underwriters for the initial underwritten public offering of securities of the Corporation, Founder and each Purchaser shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of such Founder's or Purchaser's Shares, without the written consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering. This Section 14 shall expressly survive the termination of this Agreement.

     15. No Waiver. Any waiver of a breach of any of the terms of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other terms or conditions, nor shall any failure to enforce any provision of this Agreement operate as a waiver of such provision or any other provision.

     16. Successors and Assigns. The rights, benefits and obligations of the Corporation under this Agreement and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by or against its successors and assigns. Subject to the limitations set forth herein, this Agreement shall inure to the benefit of and be binding upon the Founders' heirs, successors and assigns. Subject to the limitations set forth herein, neither this Agreement nor any rights or obligations hereunder shall be assigned by any Founder. The rights of the Purchasers hereunder shall inure to the benefit of and be binding upon the Purchasers respective successors and assigns.

     17. Entire Agreement. The Agreement (with respect to the Corporation and the Purchasers, together with the Purchase Agreement), constitutes the entire agreement among the parties. This Founders Agreement may not be amended or modified, except in writing, and signed by each of the Purchasers and Founder.

     18. Severability. If any provision of this Agreement or the application thereof is held invalid or unenforceable, the invalidity or unenforceability thereof shall not affect any other provisions or applications of this Agreement which can be given effect without the invalid or unenforceable provision or application. To that end, the provisions of this Agreement are to be severable.

     19. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to its conflicts of laws principles).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF. the Corporation has caused this Agreement to be signed and each Founder has executed this Agreement as of the date shown below.

                                GENOMICA CORPORATION

Dated: ???, 22  , 1996          BY:  /s/ James L. Rathmann
      ----------                   ------------------------------------
                                TITLE:_________________________________

Dated: 3/21/96  , 1996          FOUNDER:  /s/ Jacqueline Salit
       ---------                        -------------------------------
                                              Jacqueline Salit

                                PURCHASERS:

                                FALCON TECHNOLOGY PARTNERS, L.P.
                                        A Delaware limited partnership

                                BY:  /s/ James L. Rathmann
                                   ------------------------------------
                                TITLE:  General Partner


                                HARRIS & HARRIS GROUP, INC.
                                        A NY corporation

                                BY:  /s/ D.C.J.
                                   ------------------------------------
                                TITLE:  Executive Vice President
                                      ---------------------------------

                                  SCHEDULE 1
                                  ----------



Founder         Founders'       Vesting Schedule
-------         ---------       ----------------
                Shares
                ------
Salit           30,000          15,000 shares become Vested Shares on the date
                ($30.00)        hereof and the remaining shares become Vested
                                Shares on the first anniversary of the date hereof; provided however, that notwithstanding the above provisions, if Salit leaves the employ of Cold Spring Harbor for any reason except to become an employee of the Company, all shares which have not yet become Vested Shares will always remain Unvested Shares.

                                   Exhibit A


                           CONFIDENTIALITY AGREEMENT
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Name:       Jacqueline Salit            Employment Date:         9/9/91
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             (Type or Print)

          In consideration of (i) Genomica Corporation (the "Company") entering into certain agreements and arrangements with my employer, Cold Spring Harbor Laboratory ("Cold Spring Harbor"), whereby the Company will, among other things, sponsor certain research activities in which I may be involved, and (ii) the Company's issuance and sale to me of shares of its common stock pursuant to a Common Stock Acquisition Agreement between the Company and me, and for other good and valuable consideration, the receipt and sufficiency of which are by acknowledged, I understand and agree to the following provisions for the protection of the confidential information of the Company.

          1. Confidentiality. I agree that without the written permission of the Company, I will not knowingly use, publish or otherwise disclose any Confidential Information. The term "Confidential Information" means any Proprietary Information or any knowledge, information or materials about the products, services, know-how, research and development, customers, or business plans of the Company or any confidential information about financial matters, marketing, pricing, compensation or any other confidential information of the Company, its customers, or others from whom the Company has received information under obligations of confidence which have been communicated to me in writing. The term "Proprietary Information" means all intellectual and/or physical work product, including without limitation, inventions, whether or not patentable and whether or not tested or reduced to practice, discoveries, ideas, conceptions, processes, developments, designs, business plans, trade secrets, mask works, know-how and tangible expressions, whether or not copyrightable, computer software, systems, programs or procedures, which (a) relates to the actual or anticipated business activities of the Company, (b) results from work which is performed for the Company or which is funded in whole or in part by the Company or (c) results from any use of premises, equipment or property (tangible or intangible) owned, leased, licensed or contracted for by the Company. Notwithstanding the foregoing provisions of this paragraph 1 to the contrary, "Confidential information" shall not include any information which (i) has been made available to the general public of information which subsequently comes in the public domain through no fault or omissions by me, (ii) is subsequently disclosed by a third party which has the bona fide right to make such disclosure, (iii) is required to be disclosed by law or a governmental agency and (iv) is already generally known by personas in the computer software industry or developed by
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Genomica Corporation
Confidentiality Agreement
Page 2

me independent of my work with the Company or Cold Spring Harbor without use of any Confidential Information.

          2. Confidential Information of Others. I agree not to knowingly disclose to the Company (a) any confidential information belonging to others or
(b) any prior inventions made by me which the Company is not entitled to learn of or use.

          3. Return of Materials. Upon the written request of the Company at any time, I will deliver promptly to the Company all documents, materials and things (if any) in my possession which belong to the Company or have been given to me by the Company.

          4. Prior Agreements. I represent that I have attached hereto a copy of any agreement (such as a prior employment agreement) which affects my ability to comply with the terms of this Agreement. If there is no such agreement, I have written my initials here: JS
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          5.  Enforcement.  I agree that the Company would not be fairly compensated by money damages for any breach of this Agreement by me and therefore, in the event of a breach or threatened breach of this Agreement, the Company shall be entitled to specific performance, an injunction and other equitable relief in addition to money damages and other legal remedies.

          6.  Miscellaneous.   This Agreement shall be binding on my executors,
administrators, heirs, legal representatives or assigns, and may not be modified except in writing with the approval of a duly authorized officer of the Company. If any provision of this Agreement is determined to be illegal or unenforceable, because of the duration thereof or the area or scope covered, I hereby request any court making such determination to reduce the duration, area and/or scope so that in its reduced form such covenant shall be enforceable and I agree that in such event all remaining provisions shall remain in full force and effect. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York. This document sets forth the entire agreement between the Company and me with respect to the matters set forth herein.

WITNESS:

         /s/ Steven Cozza                            /s/ Jacqueline Salit
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          Steven Cozza                                  Jacqueline Salit

Date:        3/21/96                         Date:         3/21/96
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                                             Social Security No.   ###-##-####
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